Prudential California
Municipal Fund
(California Series)

----------------------------------------------

PROSPECTUS DATED NOVEMBER 2, 1998

----------------------------------------------------------------

Prudential California Municipal Fund (the Fund) (California Series) (the Series) is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and seeks to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund and the California Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http:// www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site

(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from California State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in California State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California State and federal income taxes (California Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 13. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11. As with an investment in any mutual fund, an investment in this series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 14.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 15.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 31.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.
                         Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.

     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 23.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 26.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                              (CALIFORNIA SERIES)

                                 CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                 --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price).....................       3%                     None                           1%                    None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........      None         5% during the first year,       1% on redemptions made          None
                                                  decreasing by 1% annually to       within 18 months of
                                                   1% in the fifth and sixth              purchase
                                                 years and 0% the seventh year*
    Maximum Sales Load Imposed
     on Reinvested Dividends....      None                    None                          None                   None
    Redemption Fees.............      None                    None                          None                   None
    Exchange Fee................      None                    None                          None                   None

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   ---------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.....................        .50%              .50%            .50%              .50%
    12b-1 Fees (After Reduction)........        .25%++            .50%            .75%++          None
    Other Expenses......................        .18%              .18%            .18%              .18%
                                                                                                     --
                                              -----             -----           -----
    Total Fund Operating Expenses (After
     Reduction).........................        .93%             1.18%           1.43%              .68%
                                                                                                     --
                                                                                                     --
                                              -----             -----           -----
                                              -----             -----           -----

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A.............................   $39       $59       $80       $141
    Class B.............................   $62       $67       $75       $127
    Class C.............................   $34       $55       $87       $180
    Class Z.............................   $ 7       $22       $38       $ 85
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A.............................   $39       $59       $80       $141
    Class B.............................   $12       $37       $65       $127
    Class C.............................   $24       $55       $87       $180
    Class Z.............................   $ 7       $22       $38       $ 85

   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the California Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended
   August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be .98% and 1.68%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                        CLASS A
                      ------------------------------------------------------------------------------------------------------------
                                                                                                                      JANUARY 22,
                                                                                                                        1990 (a)
                                                         YEAR ENDED AUGUST 31,                                          THROUGH
                      -------------------------------------------------------------------------------------------      AUGUST 31,
                       1998        1997        1996        1995        1994        1993        1992        1991           1990
                      -------     -------     -------     -------     -------     -------     -------     -------     ------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $ 11.80     $ 11.44     $ 11.49     $ 11.30     $ 12.16     $ 11.48     $ 11.01     $ 10.57        $10.77
                      -------     -------     -------     -------     -------     -------     -------     -------        ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............      .62         .65(d)      .65(d)      .66(d)      .65         .69         .70         .69           .41
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......      .43         .36        (.05)        .19        (.74)        .68         .47         .44          (.20)
                      -------     -------     -------     -------     -------     -------     -------     -------        ------
Total from
  investment
  operations........     1.05        1.01         .60         .85        (.09)       1.37        1.17        1.13           .21
                      -------     -------     -------     -------     -------     -------     -------     -------        ------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............     (.62)       (.65)       (.65)       (.66)       (.65)       (.69)       (.70)       (.69)         (.41)
Distributions in
  excess of net
  investment
  income............     (.01)         --(e)       --          --          --          --          --          --            --
Distributions from
  net realized
  gains.............       --          --          --          --        (.12)         --          --          --            --
                      -------     -------     -------     -------     -------     -------     -------     -------        ------
Total
  distributions.....     (.63)       (.65)       (.65)       (.66)       (.77)       (.69)       (.70)       (.69)         (.41)
                      -------     -------     -------     -------     -------     -------     -------     -------        ------
Net asset value, end
  of period.........  $ 12.22     $ 11.80     $ 11.44     $ 11.49     $ 11.30     $ 12.16     $ 11.48     $ 11.01        $10.57
                      -------     -------     -------     -------     -------     -------     -------     -------        ------
                      -------     -------     -------     -------     -------     -------     -------     -------        ------

TOTAL RETURN (c):...     9.13%       9.01%       5.23%       7.90%      (0.80)%     12.30%      10.95%      10.98%         1.85%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $91,356     $81,535     $72,876     $68,403     $12,082     $11,116     $ 5,388     $ 4,188        $1,774
Average net assets
  (000).............  $85,624     $78,347     $71,119     $42,617     $11,812     $ 7,728     $ 4,322     $ 2,748        $1,214
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............      .78%       .76%(d)      .81%(d)     .73%(d)     .73%        .77%        .82%        .88%          .90%(b)
  Expenses,
   excluding
   distribution
   fee..............      .68%       .66%(d)      .71%(d)     .63%(d)     .63%        .67%        .72%        .78%          .80%(b)
  Net investment
   income...........     5.18%      5.53%(d)     5.58%(d)    5.90%(d)    5.57%       5.82%       6.25%       6.37%         6.28%(b)
Portfolio turnover
  rate..............       11%        14%          26%         44%         69%         43%         53%         53%          119%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                       CLASS B
                  -----------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                  -----------------------------------------------------------------------------------------------------------------
                   1998      1997        1996         1995         1994         1993        1992        1991        1990   1989 (b)
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  year..........  $ 11.80   $ 11.43     $ 11.49     $  11.29     $  12.15     $  11.48    $  11.01    $  10.57    $  10.76 $ 10.52
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------

INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income........      .58       .60(a)      .60(a)       .62(a)       .60          .64         .66         .64         .64     .66
Net realized and
  unrealized
  gain (loss) on
  investment
 transactions...      .43       .37        (.06)         .20         (.74)         .67         .47         .44        (.19)     .24
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------
Total from
  investment
  operations....     1.01       .97         .54          .82         (.14)        1.31        1.13        1.08         .45     .90
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------

LESS
  DISTRIBUTIONS
Dividends from
  net investment
  income........     (.58)     (.60)       (.60)        (.62)        (.60)        (.64)       (.66)       (.64)       (.64)    (.66)
Distributions in
  excess of net
  investment
  income........     (.01)       --(d)       --           --           --           --          --          --          --      --
Distributions
  from net
  realized
  gains.........       --        --          --           --         (.12)          --          --          --          --      --
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------
Total
distributions...     (.59)     (.60)       (.60)        (.62)        (.72)        (.64)       (.66)       (.64)       (.64)    (.66)
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------
Net asset value,
  end of year...  $ 12.22   $ 11.80     $ 11.43     $  11.49     $  11.29     $  12.15    $  11.48    $  11.01    $  10.57 $ 10.76
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------
                  -------   -------     -------     --------     --------     --------    --------    --------    -------- --------

TOTAL RETURN
  (c):..........     8.70%     8.67%       4.73%        7.56%       (1.20)%      11.74%      10.52%      10.54%       4.21%    8.79%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end
  of year
  (000).........  $62,043   $70,093     $85,190     $103,891     $184,985     $207,634    $177,861    $169,190    $174,005 $178,287
Average net
  assets
  (000).........  $66,086   $75,935     $96,525     $136,275     $201,558     $190,944    $172,495    $169,220    $175,990 $166,305
Ratios to
  average net
  assets:
  Expenses,
   including
   distribution
   fee..........     1.18%    1.16%(a)     1.21%(a)     1.13%(a)     1.13%        1.17%       1.22%       1.28%       1.24%    1.23%
  Expenses,
   excluding
   distribution
   fee..........      .68%     .66%(a)      .71%(a)      .63%(a)      .63%         .67%        .72%        .78%        .76%     .75%
  Net investment
   income.......     4.78%    5.13%(a)     5.18%(a)     5.50%(a)     5.17%        5.44%       5.85%       5.98%       5.95%    6.12%
Portfolio
  turnover
  rate..........       11%      14%          26%          44%          69%          43%         53%         53%        119%     145%

-----------------

   (a) Net of expense subsidy/fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

   (d)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)

  The following financial highlights for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                  CLASS C
                                ----------------------------------------------------------------------------
                                                                                             AUGUST 1,
                                                                                              1994 (a)
                                              YEAR ENDED AUGUST 31,                           THROUGH
                                --------------------------------------------------           AUGUST 31,
                                 1998          1997           1996          1995                1995
                                -------      ---------      --------      --------      --------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
  period......................  $ 11.80      $   11.43      $  11.49      $  11.29      $           11.32
                                -------      ---------      --------      --------                 ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income.........      .55            .57(d)        .57(d)        .59(d)                 .04
Net realized and unrealized
  gain (loss) on investment
  transactions................      .43            .37          (.06)          .20                   (.03)
                                -------      ---------      --------      --------                 ------
Total from investment
  operations..................      .98            .94           .51           .79                    .01
                                -------      ---------      --------      --------                 ------
LESS DISTRIBUTIONS
Dividends from net investment
  income......................     (.55)          (.57)         (.57)         (.59)                  (.04)
Distributions in excess of net
  investment income...........     (.01)           (--f)
                                -------      ---------      --------      --------                 ------
Total Distributions...........     (.56)          (.57)         (.57)         (.59)                  (.04)
                                -------      ---------      --------      --------                 ------
Net asset value, end of
  period......................  $ 12.22      $   11.80      $  11.43      $  11.49      $           11.29
                                -------      ---------      --------      --------                 ------
                                -------      ---------      --------      --------                 ------

TOTAL RETURN (c):.............     8.43%          8.40%         4.47%         7.29%                   .05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................  $ 1,257      $     334      $    543      $    129      $             200(e)
Average net assets (000)......  $   689      $     480      $    286      $     76      $             199(e)
Ratios to average net assets:
  Expenses, including
   distribution fee...........     1.43%          1.41%(d)      1.46%(d)      1.38%(d)               1.71%(b)
  Expenses, excluding
   distribution fee...........      .68%           .66%(d)       .71%(d)       .63%(d)                .96%(b)
  Net investment income.......     4.53%          4.88%(d)      4.93%(d)      5.25%(d)               4.87%(b)
Portfolio turnover rate.......       11%           %14           %26           %44                     69%

-------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

  (e)  Figures are actual and not rounded to the nearest thousand.

  (f)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)
  The following financial highlights for the Class Z shares for the year ended August 31, 1998 and for the period from September 18, 1996 through August 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                             CLASS Z
                                         -----------------------------------------------
                                                                      SEPTEMBER 18,
                                                                         1996(a)
                                               YEAR ENDED                THROUGH
                                            AUGUST 31, 1998          AUGUST 31, 1997
                                         ----------------------   ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $             11.81      $             11.50
                                                      ------                   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................                  .63                      .64(d)
Net realized and unrealized gain on
investment transactions................                  .43                      .31
                                                      ------                   ------
Total from investment operations.......                 1.06                      .95
                                                      ------                   ------
LESS DISTRIBUTIONS
Dividends from net investment income...                 (.63)                    (.64)
Distributions in excess of net
  investment income....................                 (.01)                      --(e)
                                                      ------                   ------
Total Distributions....................                 (.64)                    (.64)
                                                      ------                   ------
Net asset value, end of period.........  $             12.23      $             11.81
                                                      ------                   ------
                                                      ------                   ------
TOTAL RETURN (b):......................                 9.24%                    8.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $             1,037      $               710
Average net assets (000)...............  $               847      $               458
Ratios to average net assets
  Expenses.............................                  .68%                     .66%(c)(d)
  Net investment income................                 5.28%                    5.35%(c)(d)
Portfolio turnover rate................                   11%                      14%

------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d) Net of management fee waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver (.05 of 1%).

  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  As with an investment in any mutual fund, an investment in this Series can decrease and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California State personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on California Obligations. California Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term California Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. As a general matter, bond prices and the Series' NAV, will vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL CALIFORNIA OBLIGATIONS PURCHASED BY THE SERIES WILL BE INVESTMENT GRADE SECURITIES. In other words, all of the California Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. The Series may purchase California Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular California Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' NAV will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net assets of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuations in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL

TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN CALIFORNIA OBLIGATIONS TO THIS DEGREE. The recent national recession severely affected several key sectors of California's economy although the State's economy outperformed expectations in 1995 and strong growth continued into 1997. The 1998-99 budget anticipates General Fund revenues of $57.0 billion, expenditures of $57.3 billion and a fiscal year end budget reserve of $1.255 billion. California law could restrict the ability of the State and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A Securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average net assets were .78%, 1.18%, 1.43% and .68% for the Series' Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights" above.

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.

  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

FEE WAIVERS AND SUBSIDY

  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. The Series is not required to reimburse PIFM for such management fee waiver. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.

  Under the Plans, the Series is not obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of

1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD, AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the series, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1997. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 1998, of approximately $2,948,700, of which $2,945,800 expires in 2003 and $2,900 expires in 2006.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed-- Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC by the Distributor, your Dealer or the Transfer Agent. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and "How the Fund Values its Shares."

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential California Municipal Fund (California Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares) and the name of the Series.

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund (California Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the                                               purchase
             redemption proceeds; declines to
             zero after six years

CLASS C      Maximum initial sales charge of 1%    1% (currently being charged at a      Shares do not convert to another
             of the public offering price and      rate of .75 of 1%)                    class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase

CLASS Z      None                                                 None                   Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge,

(4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999              3.00%             3.09%              3.00%
          $100,000 to $249,999           2.50              2.56               2.50
          $250,000 to $499,999           1.50              1.52               1.50
          $500,000 to $999,999           1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund),(b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC, and the distribution fee. See "How the Fund is Managed--Distributor."

  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by the following categories of investors:

(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of Prudential or Prudential Securities who participate in a employer-sponsored employee saving plan.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the NAV of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund Is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                               CONTINGENT DEFERRED SALES
                                                 CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                  OF THE DOLLARS INVESTED OR
          PAYMENT MADE                            REDEMPTION PROCEEDS
          ------------------------------     ------------------------------
          First.........................                      5.0%
          Second........................                      4.0
          Third.........................                      3.0
          Fourth........................                      2.0
          Fifth.........................                      1.0
          Sixth.........................                      1.0
          Seventh.......................                     None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge.

You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your your Dealer.

  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.

  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Other Investments and Policies............................................   13
  Investment Restrictions...................................................   14
HOW THE FUND IS MANAGED.....................................................   14
  Manager...................................................................   14
  Fee Waivers and Subsidy...................................................   15
  Distributor...............................................................   15
  Portfolio Transactions....................................................   16
  Custodian and Transfer and Dividend Disbursing Agent......................   16
  Year 2000.................................................................   17
HOW THE FUND VALUES ITS SHARES..............................................   17
HOW THE FUND CALCULATES PERFORMANCE.........................................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   18
GENERAL INFORMATION.........................................................   20
  Description of Shares.....................................................   20
  Additional Information....................................................   21
SHAREHOLDER GUIDE...........................................................   22
  How to Buy Shares of the Fund.............................................   22
  Alternative Purchase Plan.................................................   23
  How to Sell Your Shares...................................................   26
  Conversion Feature--Class B Shares........................................   29
  How to Exchange Your Shares...............................................   30
  Shareholder Services......................................................   31
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  A-1

-------------------------------------------

MF116A

                                       Class A:    744313-10-7
                                       Class B:    744313-20-6
                        CUSIP Nos.:    Class C:    744313-70-1
                                       Class Z:    744313-88-3

PRUDENTIAL
CALIFORNIA
MUNICIPAL
FUND
-----------

CALIFORNIA SERIES

                         PROSPECTUS
 November 2, 1998
www.prudential.com

                --------------------------

         [LOGO]

Prudential California
Municipal Fund
(California Income Series)

----------------------------------------------

PROSPECTUS DATED NOVEMBER 2, 1998

----------------------------------------------------------------

Prudential California Municipal Fund (the Fund) (California Income Series) (the Series) is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and seeks to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund and the California Income Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Income Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from California State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in California State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California State and federal income taxes (California Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares:   Sold with an initial sales charge of up to 3% of
                         the offering price.

     - Class B Shares:   Sold without an initial sales charge but are
                         subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase.
                         Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:   Sold with an initial sales charge of 1% of the
                         offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.

     - Class Z Shares:   Sold without either an initial sales charge or CDSC
                         to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 24.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                           (CALIFORNIA INCOME SERIES)

                                    CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                    --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...............       3%                     None                           1%                    None
    Maximum Deferred Sales Load (as
     a percentage of original
     purchase price or redemption
     proceeds, whichever is
     lower)........................      None         5% during the first year,       1% on redemptions made          None
                                                     decreasing by 1% annually to       within 18 months of
                                                      1% in the fifth and sixth              purchase
                                                    years and 0% the seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..........      None                    None                          None                   None
    Redemption Fees................      None                    None                          None                   None
    Exchange Fee...................      None                    None                          None                   None

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees (Before Waiver).....        .50%              .50%            .50%             .50%
    12b-1 Fees (After Reduction)........        .25%++            .50%            .75%++          None
    Other Expenses......................        .13%              .13%            .13%             .13%
                                             ------             -----          ------           ------
    Total Fund Operating Expenses
     (Before Waiver and After
     Reduction).........................        .88%             1.13%           1.38%             .63%
                                             ------             -----          ------           ------
                                             ------             -----          ------           ------

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A.............................   $39       $57       $77       $135
    Class B.............................   $62       $66       $72       $124
    Class C.............................   $34       $43       $75       $164
    Class Z.............................   $ 6       $20       $35       $ 79
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A.............................   $39       $57       $77       $135
    Class B.............................   $12       $36       $62       $124
    Class C.............................   $24       $43       $75       $164
    Class Z.............................   $ 6       $20       $35       $ 79

   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on restated data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

** Based on expenses incurred during the fiscal year ended August 31, 1998, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees would be .45% of Class A, Class B, Class C and Class Z shares and Total Fund Operating Expenses would be .83% of the average net assets of the Series' Class A shares, 1.08% of the average net assets of the Series' Class B shares, 1.33% of the average net assets of the Series' Class C shares, and .58% of net assets of the Series' Class Z shares. See "How the Fund is Managed--Manager--Fee Waivers and Subsidy."

+ Dealers independently may charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be .93% and 1.63%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                     CLASS A
                      ------------------------------------------------------------------------------------------------------
                                                                                                                 DECEMBER 3,
                                                                                                                  1990 (a)
                                                      YEAR ENDED AUGUST 31,                                        THROUGH
                      --------------------------------------------------------------------------------------     AUGUST 31,
                        1998         1997         1996         1995         1994         1993         1992          1991
                      --------     --------     --------     --------     --------     --------     --------     -----------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............  $  10.71     $  10.33     $  10.28     $  10.19     $  10.68     $  10.08     $   9.76        $  9.55
                      --------     --------     --------     --------     --------     --------     --------     -----------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............       .59          .60(c)       .63(c)       .65(c)       .65(c)       .67(c)       .69(c)         .51(c)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......       .49          .38          .05          .09         (.39)         .65          .35            .21
                      --------     --------     --------     --------     --------     --------     --------     -----------
Total from
  investment
  operations........      1.08          .98          .68          .74          .26         1.32         1.04            .72
                      --------     --------     --------     --------     --------     --------     --------     -----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............      (.59)        (.60)        (.63)        (.65)        (.65)        (.67)        (.69)          (.51)
Distributions in
excess of net
investment income...      (.01)          --(e)
Distributions from
  net realized
  gains.............        --           --           --           --         (.10)        (.05)        (.03)            --
                      --------     --------     --------     --------     --------     --------     --------     -----------
Total
  distributions.....      (.59)        (.60)        (.63)        (.65)        (.75)        (.72)        (.72)          (.51)
                      --------     --------     --------     --------     --------     --------     --------     -----------
Net asset value, end
  of period.........  $  11.19     $  10.71     $  10.33     $  10.28     $  10.19     $  10.68     $  10.08        $  9.76
                      --------     --------     --------     --------     --------     --------     --------     -----------
                      --------     --------     --------     --------     --------     --------     --------     -----------
TOTAL RETURN (d):...     10.31%        9.72%        6.67%        7.67%        2.55%       13.67%       11.08%          7.97%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......  $181,512     $156,684     $153,236     $163,538     $183,742     $200,899     $141,101        $72,241
Average net assets
  (000).............  $165,771     $153,019     $161,420     $165,500     $195,610     $165,895     $102,227        $47,540
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............       .68%         .73%(c)      .50%(c)      .40%(c)      .35%(c)      .20%(c)      .10%(c)          0%(b)(c)
  Expenses,
   excluding
   distribution
   fee..............       .58%         .63%(c)      .40%(c)      .30%(c)      .25%(c)      .10%(c)      .04%(c)          0%(b)(c)
  Net investment
   income...........      5.39%        5.66%(c)     6.01%(c)     6.49%(c)     6.25%(c)     6.52%(c)     6.91%(c)       7.04%(b)(c)
Portfolio turnover
  rate..............        10%          16%          22%          39%          46%          34%          69%            35%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and the period December 7, 1993 through August 31, 1994, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                     CLASS B
                                       --------------------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,                    DECEMBER 7,
                                       -----------------------------------------------     1993 (a) THROUGH
                                         1998         1997         1996         1995       AUGUST 31, 1994
                                       --------     --------     --------     --------     ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................    $  10.71     $  10.33     $  10.28     $  10.19          $ 10.61
                                       --------     --------     --------     --------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............         .55          .55(c)       .59(c)       .61(c)           .44(c)
Net realized and unrealized gain on
  investment transactions..........         .49          .38          .05          .09             (.42)
                                       --------     --------     --------     --------          -------
Total from investment operations...        1.04          .93          .64          .70              .02
                                       --------     --------     --------     --------          -------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................        (.55)        (.55)        (.59)        (.61)            (.44)
Distributions in excess of net
  investment income................        (.01)          --(e)        --           --               --
                                       --------     --------     --------     --------          -------
  Total distributions..............        (.56)        (.55)        (.59)        (.61)            (.44)
                                       --------     --------     --------     --------          -------
Net asset value, end of period.....    $  11.19     $  10.71     $  10.33     $  10.28          $ 10.19
                                       --------     --------     --------     --------          -------
                                       --------     --------     --------     --------          -------
TOTAL RETURN (d):..................        9.87%        9.28%        6.25%        7.24%            (.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....    $ 70,535     $ 47,436     $ 35,983     $ 28,609          $18,931
Average net assets (000)...........    $ 56,011     $ 40,983     $ 32,555     $ 23,722          $ 6,814
Ratios to average net assets:
  Expenses, including distribution
   fee.............................        1.08%        1.13%(c)      .90%(c)      .80%(c)         1.11%(b)(c)
  Expenses, excluding distribution
   fee.............................         .58%         .63%(c)      .40%(c)      .30%(c)          .43%(b)(c)
  Net investment income............        4.99%        5.26%(c)     5.61%(c)     6.09%(c)         8.15%(b)(c)
Portfolio turnover rate............          10%          16%          22%          39%              46%

---------------

   (a)  Commencement of offering of Class B shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and the period August 1, 1994 through August 31, 1994, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                          CLASS C
                                           ---------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,                  AUGUST 1, 1994(a)
                                           -----------------------------------------------      THROUGH AUGUST
                                             1998         1997         1996         1995           31, 1994
                                           --------     --------     --------     --------     -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...    $  10.71     $  10.33     $  10.28     $  10.19          $ 10.18
                                           --------     --------     --------     --------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................         .52          .53(c)       .56(c)       .58(c)           .05(c)
Net realized and unrealized gain (loss)
  on investment transactions...........         .49          .38          .05          .09              .01
                                           --------     --------     --------     --------           ------
Total from investment operations.......        1.01          .91          .61          .67              .06
                                           --------     --------     --------     --------           ------
LESS DISTRIBUTIONS
Dividends from net investment income...        (.52)        (.53)        (.56)        (.58)            (.05)
Distributions in excess of net
  investment income....................        (.01)          --(e)        --           --               --
                                           --------     --------     --------     --------           ------
  Total distributions..................        (.53)        (.53)        (.56)        (.58)            (.05)
                                           --------     --------     --------     --------           ------
Net asset value, end of period.........    $  11.19     $  10.71     $  10.33     $  10.28          $ 10.19
                                           --------     --------     --------     --------           ------
                                           --------     --------     --------     --------           ------
TOTAL RETURN (d):......................        9.60%        9.01%        5.99%        6.98%             .47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........    $  5,960     $  3,611     $  3,269     $  2,762          $ 1,054
Average net assets (000)...............    $  4,491     $  3,135     $  3,300     $  1,751          $   353
Ratios to average net assets:
  Expenses, including distribution
   fee.................................        1.33%        1.38%(c)     1.15%(c)     1.05%(c)         1.12%(b)(c)
  Expenses, excluding distribution
   fee.................................         .58%         .63%(c)      .40%(c)      .30%(c)          .37%(b)(c)
  Net investment income................        4.74%        5.01%(c)     5.36%(c)     5.84%(c)         6.25%(b)(c)
Portfolio turnover rate................          10%          16%          22%          39%              46%

---------------

   (a)  Commencement of offering of Class C shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)

  The following financial highlights for the Class Z shares for the year ended August 31, 1998 and for the period from September 18, 1996 through August 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                      CLASS Z
                                          -------------------------------
                                                           SEPTEMBER 18,
                                           YEAR ENDED         1996(a)
                                           AUGUST 31,         THROUGH
                                              1998        AUGUST 31, 1997
                                          -------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....        $10.71          $10.38
                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           .61(d)          .57(d)
Net realized and unrealized gain (loss)
on investment transactions..............           .49             .33
                                                ------          ------
Total from investment operations........          1.10             .90
                                                ------          ------
LESS DISTRIBUTIONS
Dividends from net investment income....          (.61)           (.57)
Distributions in excess of net
  investment income.....................          (.01)             --(e)
                                                ------          ------
  Total distributions...................          (.62)           (.57)
                                                ------          ------
Net asset value, end of period..........        $11.19          $10.71
                                                ------          ------
                                                ------          ------
TOTAL RETURN (b):.......................         10.42%           8.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........        $4,507          $1,963
Average net assets (000)................        $3,312          $  970
Ratios to average net assets:
  Expenses..............................           .58%(d)          .63%(c)(d)
  Net investment income.................          5.49%(d)         5.76%(c)(d)
Portfolio turnover rate.................            10%             16%

-------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d)  Net of management fee waiver.

  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA INCOME SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE. As with an investment in any mutual fund, an investment in the Series can decrease and you can lose money. Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California State personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on California Obligations. California Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term California Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Currently, interest rates are much lower than in recent years. As a general matter, bond prices and the Series' NAV vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio may be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.

  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS RATED BELOW BAA BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

                                          PERCENTAGE OF
                    RATINGS             TOTAL INVESTMENTS
                    ---------------     -----------------
                    AAA/Aaa                        43.77%
                    AA/Aa                           3.31%
                    A/A                             7.81%
                    BBB/Baa                         7.57%
                    Unrated
                      AAA/Aaa                      10.42%
                      A/A                           1.01%
                      BBB/Baa                       7.09%
                      BB/Ba                        13.87%
                      B/B                           5.15%

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.

  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED

BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN CALIFORNIA OBLIGATIONS TO THIS DEGREE. The recent national recession severely affected several key sectors of California's economy although the State's economy outperformed expectations in 1995 and strong growth continued into 1997. The 1998-99 budget anticipates General Fund revenues of $57.0 billion, expenditures of $57.3 billion, and a fiscal year end budget reserve of $1.255 billion. California law, or the State's economically sensitive tax structure, could restrict the ability of the State and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average daily net assets, net of management fee waivers, were
 .68%, 1.08%, 1.33% and .58% for the Series' Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights" above and "Fee Waivers and Subsidy" below.

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH

SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.

  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

FEE WAIVERS AND SUBSIDY

  Effective July 1, 1996, PIFM agreed to waive 10% of its management fee. The Series is not required to reimburse PIFM for such management fee waiver. Thereafter, PIFM may from time to time agree to waive its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN

ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the Series, the maximum long-term capital gains rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gain tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1997. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward at August 31, 1998 of approximately $2,756,900, of which $1,781,200 expires in 2003 and $975,700 expires in 2004.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed-- Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payments may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below and "How the Fund Values its Shares."

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Application forms can be obtained from your Dealer, the Transfer Agent or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential California Municipal Fund (California Income Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund (California Income Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the
             redemption purchase proceeds;
             declines to zero after six years

CLASS C      Maximum initial sales charge of 1%    1% (currently being charged at a      Shares do not convert to another
             of the public offering price and      rate of .75 of 1%)                    class
             maximum CDSC of 1% of the lesser of
             the amount invested or the
             redemption proceeds on redemptions
             made within 18 months of purchase

CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999                 3.00%             3.09%              3.00%
          $100,000 to $249,999              2.50              2.56               2.50
          $250,000 to $499,999              1.50              1.52               1.50
          $500,000 to $999,999              1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire initial sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor."

  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by the following categories of investors:
(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of Prudential or Prudential Securities who participate in an employer-sponsored employee saving plan.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the NAV of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     CONTINGENT DEFERRED
                                                            SALES
                                                    CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                 OF DOLLARS INVESTED OR
PAYMENT MADE                                         REDEMPTION PROCEEDS
--------------------------------------------------  ----------------------
First.............................................             5.0%
Second............................................             4.0
Third.............................................             3.0
Fourth............................................             2.0
Fifth.............................................             1.0
Sixth.............................................             1.0
Seventh...........................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer or the Distributor that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.

  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account (including a COMMAND Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.

  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  - Leading market positions in well-established industries.

  - High rates of return on funds employed.

  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

---------------------------------------------------

        TAXABLE BOND FUNDS
---------------------------------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
---------------------------------------------

        TAX-EXEMPT BOND FUNDS
---------------------------------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.
---------------------------------------------

        GLOBAL FUNDS
---------------------------------------------------

Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.

---------------------------------------------

        EQUITY FUNDS
---------------------------------------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
---------------------------------------------

        MONEY MARKET FUNDS
---------------------------------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
HOW THE FUND INVESTS........................................................    9
  Investment Objective and Policies.........................................    9
  Other Investments and Policies............................................   14
  Investment Restrictions...................................................   15
HOW THE FUND IS MANAGED.....................................................   15
  Manager...................................................................   15
  Fee Waivers and Subsidy...................................................   16
  Distributor...............................................................   16
  Portfolio Transactions....................................................   17
  Custodian and Transfer and Dividend Disbursing Agent......................   18
  Year 2000.................................................................   18
HOW THE FUND VALUES ITS SHARES..............................................   18
HOW THE FUND CALCULATES PERFORMANCE.........................................   18
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   19
GENERAL INFORMATION.........................................................   22
  Description of Shares.....................................................   22
  Additional Information....................................................   23
SHAREHOLDER GUIDE...........................................................   23
  How to Buy Shares of the Fund.............................................   23
  Alternative Purchase Plan.................................................   24
  How to Sell Your Shares...................................................   27
  Conversion Feature--Class B Shares........................................   30
  How to Exchange Your Shares...............................................   31
  Shareholder Services......................................................   32
DESCRIPTION OF SECURITY RATINGS.............................................  A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  B-1

-------------------------------------------

MF146A

                                       Class A:    744313-30-5
                        CUSIP Nos.:    Class B:    744313-40-4
                                       Class C:    744313-80-0
                                       Class Z:    744313-87-5

PRUDENTIAL
CALIFORNIA
MUNICIPAL
FUND
-----------

CALIFORNIA
INCOME SERIES

                         PROSPECTUS
 November 2, 1998
www.prudential.com

                --------------------------

         [LOGO]

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
(CALIFORNIA INCOME SERIES)

--------------------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 2, 1998

--------------------------------------------------------------------------------

Prudential California Municipal Fund (the Fund) (California Income Series) (the Series) is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and seeks to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund and the California Income Series that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http:// www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Income Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from California State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in California State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California State and federal income taxes (California Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special
   Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as junk bonds, which are considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 32.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share ("NAV") next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low-front end sales charge, but are also subject to CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares: Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares: Sold without an initial sales charge but are subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares: Sold with an initial sales charge of 1% of the offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.

     - Class Z Shares: Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 24.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                           (CALIFORNIA INCOME SERIES)

                                    CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                    --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...............       3%                     None                           1%                    None
    Maximum Deferred Sales Load (as
     a percentage of original
     purchase price or redemption
     proceeds, whichever is
     lower)........................      None         5% during the first year,       1% on redemptions made          None
                                                     decreasing by 1% annually to       within 18 months of
                                                      1% in the fifth and sixth              purchase
                                                    years and 0% the seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..........      None                    None                          None                   None
    Redemption Fees................      None                    None                          None                   None
    Exchange Fee...................      None                    None                          None                   None

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees (Before Waiver).....        .50%              .50%            .50%             .50%
    12b-1 Fees (After Reduction)........        .25%++            .50%            .75%++               None
    Other Expenses......................         13%               13%             13%              13%
                                             ------             -----          ------           ------
    Total Fund Operating Expenses
     (Before Waiver and After
     Reduction).........................        .88%             1.13%           1.38%             .63%
                                             ------             -----          ------           ------
                                             ------             -----          ------           ------

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A.............................   $39       $57       $77       $135
    Class B.............................   $62       $66       $72       $124
    Class C.............................   $34       $43       $75       $164
    Class Z.............................   $ 6       $20       $35       $ 79
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A.............................   $39       $57       $77       $135
    Class B.............................   $12       $36       $62       $124
    Class C.............................   $24       $43       $75       $164
    Class Z.............................   $ 6       $20       $35       $ 79

   THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above examples are based on data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

** Based on expenses incurred during the fiscal year ended August 31, 1998, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees would be .45% of Class A, Class B, Class C and Class Z shares and Total Fund Operating Expenses would be .83% of the average net assets of the Series' Class A shares, 1.08% of the average net assets of the Series' Class B shares, 1.33% of the average net assets of the Series' Class C shares, and .58% of net assets of the Series' Class Z shares. See "How the Fund is Managed--Manager--Fee Waiver."

+ Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor may voluntarily limit its distribution fees. Presently the Distributor limits its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively. This voluntary limitation may be modified or terminated at any time without notice. The Distributor anticipates modifying its present limitation for Class A shares so that, in the future, the Fund will pay distribution fees of .25% with respect to such shares. Total Fund Operating Expenses of the Class A and Class C shares without any limitations would be .93% and 1.63%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                                        CLASS A
                        -------------------------------------------------------------------------------------------------------
                                                                                                                   DECEMBER 3,
                                                                                                                     1990 (a)
                                                        YEAR ENDED AUGUST 31,                                        THROUGH
                        --------------------------------------------------------------------------------------      AUGUST 31,
                          1998         1997         1996         1995         1994         1993         1992           1991
                        --------     --------     --------     --------     --------     --------     --------     ------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period............    $  10.71     $  10.33     $  10.28     $  10.19     $  10.68     $  10.08     $   9.76       $  9.55
                        --------     --------     --------     --------     --------     --------     --------     ------------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net investment
  income............         .59(c)       .60(c)       .63(c)       .65(c)       .65(c)       .67(c)       .69(c)        .51(c)
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions......         .49          .38          .05          .09         (.39)         .65          .35           .21
                        --------     --------     --------     --------     --------     --------     --------     ------------
Total from
  investment
  operations........        1.08          .98          .68          .74          .26         1.32         1.04           .72
                        --------     --------     --------     --------     --------     --------     --------     ------------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income............        (.59)        (.60)        (.63)        (.65)        (.65)        (.67)        (.69)         (.51)
Distributions in
excess of net
investment income...        (.01)          --(e)
Distributions from
  net realized
  gains.............          --           --           --           --         (.10)        (.05)        (.03)           --
                        --------     --------     --------     --------     --------     --------     --------     ------------
Total
  distributions.....        (.59)        (.60)        (.63)        (.65)        (.75)        (.72)        (.72)         (.51)
                        --------     --------     --------     --------     --------     --------     --------     ------------
Net asset value, end
  of period.........    $  11.19     $  10.71     $  10.33     $  10.28     $  10.19     $  10.68     $  10.08       $  9.76
                        --------     --------     --------     --------     --------     --------     --------     ------------
                        --------     --------     --------     --------     --------     --------     --------     ------------
TOTAL RETURN (d):...       10.31%        9.72%        6.67%        7.67%        2.55%       13.67%       11.08%         7.97%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000)......    $181,512     $156,684     $153,236     $163,538     $183,742     $200,899     $141,101       $72,241
Average net assets
  (000).............    $165,771     $153,019     $161,420     $165,500     $195,610     $165,895     $102,227       $47,540
Ratios to average
  net assets:
  Expenses,
   including
   distribution
   fee..............         .68%(c)      .73%(c)      .50%(c)      .40%(c)      .35%(c)      .20%(c)      .10%(c)         0%(b)(c)
  Expenses,
   excluding
   distribution
   fee..............         .58%(c)      .63%(c)      .40%(c)      .30%(c)      .25%(c)      .10%(c)      .04%(c)         0%(b)(c)
  Net investment
   income...........        5.39%(c)     5.66%(c)     6.01%(c)     6.49%(c)     6.25%(c)     6.52%(c)     6.91%(c)      7.04%(b)(c)
Portfolio turnover
  rate..............          10%          16%          22%          39%          46%          34%          69%           35%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)

  The following financial highlights, for the two years ended August 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996, and the period from December 7, 1993 through August 31, 1994 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                 CLASS B
                                         -------------------------------------------------------
                                                                                     DECEMBER 7,
                                                                                      1993 (a)
                                                   YEAR ENDED AUGUST 31,               THROUGH
                                         -----------------------------------------   AUGUST 31,
                                           1998       1997       1996       1995        1994
                                         --------   --------   --------   --------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $  10.71   $  10.33   $  10.28   $  10.19     $ 10.61
                                         --------   --------   --------   --------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       .55(c)      .55(c)      .59(c)      .61(c)       .44(c)
Net realized and unrealized gain on
  investment transactions..............       .49        .38        .05        .09        (.42)
                                         --------   --------   --------   --------   -----------
Total from investment operations.......      1.04        .93        .64        .70         .02
                                         --------   --------   --------   --------   -----------
LESS DISTRIBUTIONS
Dividends from net investment income...      (.55)      (.55)      (.59)      (.61)       (.44)
Distributions in excess of net
  investment income....................      (.01)        --(e)       --        --          --
                                         --------   --------   --------   --------   -----------
Total distributions....................      (.56)      (.55)      (.59)      (.61)       (.44)
                                         --------   --------   --------   --------   -----------
Net asset value, end of period.........  $  11.19   $  10.71   $  10.33   $  10.28     $ 10.19
                                         --------   --------   --------   --------   -----------
                                         --------   --------   --------   --------   -----------
TOTAL RETURN (d):......................      9.87%      9.28%      6.25%      7.24%       (.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $ 70,535   $ 47,436   $ 35,983   $ 28,609     $18,931
Average net assets (000)...............  $ 56,011   $ 40,983   $ 32,555   $ 23,722     $ 6,814
Ratios to average net assets:
  Expenses, including distribution
   fee.................................      1.08%(c)     1.13%(c)      .90%(c)      .80%(c)      1.11%(b)(c)
  Expenses, excluding distribution
   fee.................................       .58%(c)      .63%(c)      .40%(c)      .30%(c)       .43%(b)(c)
  Net investment income................      4.99%(c)     5.26%(c)     5.61%(c)     6.09%(c)      8.15%(b)(c)
Portfolio turnover rate................        10%        16%        22%        39%         46%

-------------

  (a)  Commencement of offering of Class B shares.

  (b)  Annualized.

  (c)  Net of expense subsidy and/or management fee waiver.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)

  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                 CLASS C
                                         -------------------------------------------------------
                                                                                      AUGUST 1,
                                                                                      1994 (a)
                                                   YEAR ENDED AUGUST 31,               THROUGH
                                         -----------------------------------------   AUGUST 31,
                                           1998       1997       1996       1995        1994
                                         --------   --------   --------   --------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $  10.71   $  10.33   $  10.28   $  10.19     $ 10.18
                                         --------   --------   --------   --------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       .52(c)      .53(c)      .56(c)      .58(c)       .05(c)
Net realized and unrealized gain (loss)
  on investment transactions...........       .99        .38        .05        .09         .01
                                         --------   --------   --------   --------   -----------
Total from investment operations.......      1.01        .91        .61        .67         .06
                                         --------   --------   --------   --------   -----------
LESS DISTRIBUTIONS
Dividends from net investment income...      (.52)      (.53)      (.56)      (.58)       (.05)
Distributions in excess of net
  investment income....................      (.01)        --(e)       --        --          --
                                         --------   --------   --------   --------   -----------
Total distributions....................      (.53)      (.53)      (.56)      (.58)       (.05)
                                         --------   --------   --------   --------   -----------
Net asset value, end of period.........  $  11.19   $  10.71   $  10.33   $  10.28     $ 10.19
                                         --------   --------   --------   --------   -----------
                                         --------   --------   --------   --------   -----------
TOTAL RETURN (d):......................      9.60%      9.01%      5.99%      6.98%        .47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $  5,960   $  3,611   $  3,269   $  2,762     $ 1,054
Average net assets (000)...............  $  4,491   $  3,135   $  3,300   $  1,751     $   353
Ratios to average net assets:
  Expenses, including distribution
   fee.................................      1.33%(c)     1.38%(c)     1.15%(c)     1.05%(c)      1.12%(b)(c)
  Expenses, excluding distribution
   fee.................................       .58%(c)      .63%(c)      .40%(c)      .30%(c)       .37%(b)(c)
  Net investment income................      4.74%(c)     5.01%(c)     5.36%(c)     5.84%(c)      6.25%(b)(c)
Portfolio turnover rate................        10%        16%        22%        39%         46%

-------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c)  Net of expense subsidy and/or management fee waiver.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)

  The following financial highlights for the Class Z shares for the year ended August 31, 1998 and for the period from September 18, 1996 through August 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants. All of these reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                  CLASS Z
                                                    -----------------------------------
                                                                        SEPTEMBER 18,
                                                                           1996(a)
                                                       YEAR ENDED          THROUGH
                                                       AUGUST 31,         AUGUST 31,
                                                          1998               1997
                                                    ----------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............       $10.71             $10.38
                                                         ------             ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................          .61(d)             .57(d)
Net realized and unrealized gain (loss) on
investment transactions...........................          .49                .33
                                                         ------             ------
Total from investment operations..................         1.10                .90
                                                         ------             ------
LESS DISTRIBUTIONS
Dividends from net investment income..............         (.61)              (.57)
Distributions in excess of net investment
  income..........................................         (.01)                --(e)
                                                         ------             ------
Total distributions...............................         (.62)              (.57)
                                                         ------             ------
Net asset value, end of period....................       $11.19             $10.71
                                                         ------             ------
                                                         ------             ------
TOTAL RETURN (b):.................................        10.42%              8.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................       $4,507             $1,963
Average net assets (000)..........................       $5,312             $  970
Ratios to average net assets:
  Expenses........................................          .58%(d)            .63%(c)(d)
  Net investment income...........................         5.49%(d)           5.76%(c)(d)
Portfolio turnover rate...........................          10%                 16%

------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d)  Net of management fee waiver.

  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA INCOME SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE. As with an investment in any mutual fund, an investment in the Series can decrease and you can lose money. Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California State personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on California Obligations. California Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term California Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Currently, interest rates are much lower than in recent years. As a general matter, bond prices and the Series' NAV vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio may be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH INVESTMENT GRADE RATED SECURITIES.

  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

                                          PERCENTAGE OF
                    RATINGS             TOTAL INVESTMENTS
                    ---------------     -----------------
                    AAA/Aaa                   43.77%
                    AA/Aa                      3.31%
                    A/A                        7.81%
                    BBB/Baa                    7.57%

                    Unrated
                     AAA/Aaa                  10.42%
                     A/A                       1.01%
                     BBB/Baa                   7.09%
                     BB/Ba                    13.87%
                     B/B                       5.15%

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no interest accrues to the economic benefit of the purchaser. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash, or other liquid assets, equal or greater in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.

  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES

INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS, IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  THE SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE SERIES' PORTFOLIO OR WHICH THE SERIES INTENDS TO PURCHASE, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN CALIFORNIA OBLIGATIONS TO THIS DEGREE. The recent national recession severely affected several key sectors of California's economy although the State's economy outperformed expectations in 1995 and strong growth continued into 1997. The budget 1998-99 anticipates General Fund revenues of $57.0 billion, expenditures of $57.3 billion, and a fiscal year end budget reserve of $1.255 billion. California law, or the State's economically sensitive tax structure, could restrict the ability of the State and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  High portfolio turnover of a Series may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Series. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of average daily net assets were .68%, 1.08%, 1.33% and .58% for the Series' Class A, Class B, Class C and Class Z shares, respectively. See "Financial Highlights" above and "Fee Waivers and Subsidy" below.

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid PIFM a management fee of .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISOR), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.

  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

FEE WAIVERS AND SUBSIDY

  Effective July 1, 1996, PIFM agreed to waive 10% of its management fee. The Series is not required to reimburse PIFM for such management fee waiver. Thereafter, PIFM may from time to time agree to waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. It is a wholly-owned subsidiary of Prudential. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of Fund shares. It is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses. Certain Dealers are paid higher fees than others with respect to Class A shares pursuant to separate agreements with the Distributor.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be modified or terminated at any time without notice.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The

Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares. This voluntary waiver may be modified or terminated at any time without notice. The Distributor also receives CDSC's from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended August 31, 1998, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.

Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  TAXATION OF THE FUND

  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities, as well as taxable obligations. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be marked to market for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue.

  TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. For capital gains recognized upon the sale of assets by the Series, the maximum long-term capital gains rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than 12 months. In the case of an individual, any such long-term capital gain will be taxable at the maximum rate of 20%. The maximum capital gains tax rate for a corporation is the same as that for ordinary income. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1997. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.

  WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward at August 31, 1998 of approximately $2,756,900, of which $1,781,200 expires in 2003 and $975,700 expires in 2004.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed-- Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "Alternative Purchase Plan" below. Payments may be made by wire, check or through your brokerage account. See also "How the Fund Values its Shares."

  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive share certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential California Municipal Fund (California Income Series), specifying on the wire the account number assigned by the Transfer Agent and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M.), New York time, on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund (California Income Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1%                             Initial sales charge waived or
             of the public offering price                                                reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the
             redemption purchase proceeds;
             declines to zero after six years

CLASS C      Maximum initial sales charge of 1%    1% (currently being charged at a      Shares do not convert to another
             and maximum CDSC of 1% of the         rate of .75 of 1%)                    class
             lesser of the amount invested or
             the redemption proceeds on
             redemptions made within 18 months
             of purchase

CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Dealers, financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 3 years, but less than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares, because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the CDSC plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fees on Class A shares and (ii) the CDSC plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999                 3.00%             3.09%              3.00%
          $100,000 to $249,999              2.50              2.56               2.50
          $250,000 to $499,999              1.50              1.52               1.50
          $500,000 to $999,999              1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information. You must notify the Transfer Agent either directly or through your Dealer that you are entitled to the waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement.

  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, and (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer, (f) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, (g) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (E.G., mutual fund wrap or asset allocation programs), and (h) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (E.G., mutual fund supermarket programs).

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares of the Funds without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it would recoup its advancement of sales commissions from the combination of the CDSC, and the distribution fee. See "How the Fund is Managed--Distributor."

  WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and
(iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase:
(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of an affiliate of the Distributor who participate in an employer-sponsored employee saving plan.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the NAV of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     CONTINGENT DEFERRED
                                                            SALES
                                                    CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                 OF DOLLARS INVESTED OR
PAYMENT MADE                                         REDEMPTION PROCEEDS
--------------------------------------------------  ----------------------
First.............................................             5.0%
Second............................................             4.0
Third.............................................             3.0
Fourth............................................             2.0
Fifth.............................................             1.0
Sixth.............................................             1.0
Seventh...........................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer

Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV's, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P. O. Box 15035, New Brunswick, New Jersey 08906-5035.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,

(2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.

  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or brokerage account. For additional information about this service, you may contact the Distributor, your Dealer or Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

  BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  - Leading market positions in well-established industries.

  - High rates of return on funds employed.

  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS...........................................................    2
  What are the Series' Risk Factors and Special Characteristics?..........    2
FUND EXPENSES.............................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
HOW THE FUND INVESTS......................................................    9
  Investment Objective and Policies.......................................    9
  Other Investments and Policies..........................................   14
  Investment Restrictions.................................................   15
HOW THE FUND IS MANAGED...................................................   15
  Manager.................................................................   15
  Fee Waivers and Subsidy.................................................   16
  Distributor.............................................................   16
  Portfolio Transactions..................................................   17
  Custodian and Transfer and Dividend Disbursing Agent....................   17
  Year 2000...............................................................   17
HOW THE FUND VALUES ITS SHARES............................................   18
HOW THE FUND CALCULATES PERFORMANCE.......................................   18
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................   19
GENERAL INFORMATION.......................................................   21
  Description of Shares...................................................   21
  Additional Information..................................................   22
SHAREHOLDER GUIDE.........................................................   22
  How to Buy Shares of the Fund...........................................   22
  Alternative Purchase Plan...............................................   24
  How to Sell Your Shares.................................................   27
  Conversion Feature--Class B Shares......................................   30
  How to Exchange Your Shares.............................................   31
  Shareholder Services....................................................   32
DESCRIPTION OF SECURITY RATINGS...........................................  A-1

-------------------------------------------

MF146P

                                       Class A:    744313-30-5
                        CUSIP Nos.:    Class B:    744313-40-4
                                       Class C:    744313-80-0
                                       Class Z:    744313-87-5

                             Prudential California
                                 Municipal Fund
                                   PROSPECTUS

                                   [GRAPHIC]
                                NOVEMBER 2, 1998
                            CALIFORNIA INCOME SERIES

                                     [LOGO]

Prudential California Municipal Fund
(California Money Market Series)


----------------------------------------------


PROSPECTUS DATED NOVEMBER 2, 1998


----------------------------------------------------------------


Prudential California Municipal Fund (the Fund) (California Money Market Series) (the Series) is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the highest level of current income that is exempt from California state and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt California state, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the California Money Market Series that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (Commission) in a Statement of Additional Information dated November 2, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential California Municipal Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund and the Series.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


    The Series' investment objective is to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term California state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California state and federal income taxes (California Obligations). There can be no assurance that the Series will achieve its investment objective. See "How the Fund Invests--Investment Objective and Policies" at page 6.


  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


    It is anticipated that the net asset value per share (NAV) of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant NAV, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page
  9. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1998, PIFM served as manager or administrator to 66 investment companies, including 44 mutual funds, with aggregate assets of approximately $67 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' shares. The Series reimburses the Distributor for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 10.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide--Shareholder Services" at page 23.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the NAV next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 15.


  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 20.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

                                 FUND EXPENSES
                        (CALIFORNIA MONEY MARKET SERIES)

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on
     Purchases.........................  None
    Maximum Deferred Sales Load........  None
    Maximum Sales Load Imposed on
     Reinvested Dividends..............  None
    Redemption Fees....................  None
    Exchange Fee.......................  None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees....................   .500%
    12b-1 Fees.........................   .125%
    Other Expenses.....................   .095%
                                         -----
    Total Fund Operating Expenses......   .720%
                                         -----
                                         -----



                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:.........    $7      $23      $40      $89



  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the Series' fiscal year ended August 31, 1998. "Other Expenses" includes Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)


  The following financial highlights, for the two years ended August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended August 31, 1996 have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                                                 MARCH 3,
                                                                                                                 1989 (a)
                                                   YEAR ENDED AUGUST 31,                                          THROUGH
                -------------------------------------------------------------------------------------------     AUGUST 31,
                1998    1997      1996        1995         1994      1993      1992        1991       1990         1989
                ----  --------  --------  ------------   --------  --------  --------  ------------   -----   ---------------
PER SHARE
  OPERATING
  PERFORMANCE:
Net asset
  value,
  beginning of
  period......  $1.00 $   1.00  $   1.00  $       1.00   $   1.00  $   1.00  $   1.00  $       1.00   $1.00   $   1.00
Net investment
  income and
  net realized
  gains/losses...  .03      .03      .03          (.02e)      .02       .02       .03          (.04c)  (.05c)      .03(c)
Dividends and
distributions... (.03)     (.03)     (.03)         (.03)     (.02)     (.02)     (.03)         (.04)   (.05)      (.03)
Capital
  contribution
  by
  affiliate...    --        --        --           .01         --        --        --            --      --         --
                ----  --------  --------  ------------   --------  --------  --------  ------------   -----   ---------------
Net asset
  value, end
  of period...  $1.00 $   1.00  $   1.00  $       1.00   $   1.00  $   1.00  $   1.00  $       1.00   $1.00   $   1.00
                ----  --------  --------  ------------   --------  --------  --------  ------------   -----   ---------------
                ----  --------  --------  ------------   --------  --------  --------  ------------   -----   ---------------

TOTAL
RETURN (d):...  2.81%     2.85%     2.88%         3.01%(e)     1.94%     1.86%     2.91%         4.48%  5.59%     3.21%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets,
  end of
  period
  (000).......  $301,278 $285,280 $249,833 $    229,380  $300,676  $314,925  $315,890  $    341,625   $388,739 $244,180
Average net
  assets
  (000).......  $287,250 $277,720 $256,175 $    243,130  $326,429  $319,464  $339,941  $    375,655   $330,581 $174,500
Ratios to
  average net
  assets:
  Expenses,
  including
  distribution
  fee.........   .72%      .73%      .74%         %.78        .73%      .76%      .76%         %.63(c)  %.38(c)      .19%(b)(c)
  Expenses,
   excluding
  distribution
   fee........   .60%      .61%      .62%         %.65        .61%      .63%      .63%         %.51(c)  %.25(c)      .08%(b)(c)
  Net
   investment
   income.....  2.77%     2.80%     2.83%         2.93%      1.91%     1.83%     2.89%         4.37%(c)  5.40%(c)     5.57%(b)(c)


-----------------

   (a)  Commencement of investment operations.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

   (e) Includes $.01 of net realized loss on investment transactions that were offset by a capital contribution by an affiliate. Without the effect of the capital contribution, the Series' total return would have been 1.88%.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES ALSO CALCULATES ITS EFFECTIVE ANNUAL YIELD ASSUMING DAILY COMPOUNDING. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1998:



Value of hypothetical account at end of period....................  $1.000455237
Value of hypothetical account at beginning of period..............   1.000000000
                                                                    ------------
Base period return................................................  $ .000455237
                                                                    ------------
                                                                    ------------
CURRENT YIELD (.000455237 X (365/7))..............................         2.37%
EFFECTIVE ANNUAL YIELD, assuming daily compounding................         2.40%
TAX-EQUIVALENT CURRENT YIELD (2.37%  DIVIDED BY
 [(1-.093)(1-.396)])..............................................         4.33%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1998 was 47 days.



  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. Comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.


                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA MONEY MARKET SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are private activity bonds (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California state personal income tax for individuals who reside in California to the extent they are derived from interest payments on California Obligations. The California Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.



  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.



  ALL CALIFORNIA OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSRO'S) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE SUCH NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR (II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting California Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSRO's, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a California Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.



  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Commission. See "How the Fund Values its Shares."


  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California state and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not California state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the NAV of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.



  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSRO's assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement, and therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account in which it will maintain cash or other liquid assets equal or greater in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN CALIFORNIA OBLIGATIONS TO THIS DEGREE. The state's economy outperformed expectations in 1995 and strong growth continued into 1997. The 1998-99 budget anticipates General Fund revenues of $57.0 billion, expenditures of $57.3 billion and a fiscal year end budget reserve of $1.255 billion. California law could restrict the ability of the state and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES

  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1998, total expenses of the Series as a percentage of its average net assets were .72%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. For the fiscal year ended August 31, 1998, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1998, PIFM served as the manager to 44 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $67 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC'S ADDRESS IS PRUDENTIAL PLAZA, NEWARK, NEW JERSEY 07102-3777. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.



  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.



  FEE WAIVERS



  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. The Series is not required to reimburse PIFM for such management fee waiver. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR


  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, previously served as distributor of the Series' shares. It is an indirect, wholly-owned subsidiary of Prudential.


  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF

DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses.



  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Series' shares and the maintenance of related shareholder accounts.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT THE ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1998, the Series paid a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.



  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.



  The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the Series. The Series will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.



PORTFOLIO TRANSACTIONS



  Affiliates of the Distributor may act as a broker for the Series, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P. O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is
P. O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for the event.



  Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.


                         HOW THE FUND VALUES ITS SHARES


  THE SERIES' NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.



  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any market discount. Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."


  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Recent legislation created various categories of capital gains applicable to individuals. For capital gains recognized upon the sale of assets by the Series after December 31, 1997, the maximum long-term capital gains tax rate for individuals is 20%. The maximum capital gains tax rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have capital gains from the sale of assets held for more than 12 months.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Distributions relating to interest on all municipal obligations will be included in a corporate shareholder's current earnings for purposes of the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1997. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described above, and continues to earn dividends through the day on which his or her Shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "Shareholder Guide--How to Sell Your Shares--Redemption of Shares Purchased Through Prudential Securities."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF SERIES' SHARES ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P. O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The California Money Market Series offers only one class of shares. The California Income Series and the California Series offer four classes, designated Class A, Class B, Class C and Class Z shares. Pursuant to the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the COMMAND Account Program (if the Series is designated as your primary fund) and certain employee savings and retirement plans. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudental Securities, the minimum investment requirement is $1,000 and there is no mimimum subsequent investment requirement.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD THROUGH THE TRANSFER AGENT, WITHOUT A SALES CHARGE, AT THE NAV NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE DISTRIBUTOR, YOUR DEALER OR THE TRANSFER AGENT OF AN ORDER AND PAYMENT IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNT). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P. M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30
P. M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another Dealer, your Dealer will forward a purchase order and payment to the Fund.



  Investors who purchase their shares through a Dealer other than Prudential Securities or Prusec, which Dealer has a clearinghouse arrangement with respect to shares of the Series, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your Dealer.



  Application forms can be obtained from the Transfer Agent, your Dealer or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.



  Transactions in shares of the Series may be subject to postage and other charges imposed by the Dealer. Any such charge is retained by the Dealer and is not remitted to the Series.


  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account) you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS)

  Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.


  For accounts other than IRA's and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRA's and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit

(including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.


  The following chart shows the frequency and amount of the sweep for accounts other than IRA's and Benefit Plans.


                                                               DAILY           MONTHLY
Eligible Credit Balances resulting from the proceeds of
  a securities sale, maturity of a bond or call           $1,000 or more
Eligible Credit Balances resulting from a non-trade
  related credit                                          $10,000 or more
Remaining Eligible Credit Balances                                          $1.00 or more

  All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until the monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.


  For the purposes of Autosweep, Benefit Plans include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. IRA's are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.


  MANUAL INVESTMENT. Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment."


  Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers Federal Funds on the business day after settlement).

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential California Municipal Fund, California Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P. M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential California Municipal Fund (California Money Market Series), and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL


  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC, Attention:
Investment Services, P. O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P. M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential California Municipal Fund, California Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.


  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P. M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P. M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the Primary Fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary Advantage Account Funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, investors should telephone (800) 235-7637 (toll-free).


  COMMAND-SM- ACCOUNT AND PRUDENTIAL BUSINESSEDGE-SM- ACCOUNT PROGRAMS



  Shares of the Series are offered to participants in the Prudential Securities COMMAND Account program, an integrated financial services program of Prudential Securities, and in the Prudential BusinessEdge-SM- Account program, an integrated financial services program of Prudential Securities and Prusec. Investors having a COMMAND Account or a BusinessEdge Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account and BusinessEdge Account programs) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities or Prusec of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities or Prusec will arrange for investment in shares of the Series at 4:30 P. M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P. M., New York time, on the next business day. Prudential Securities or Prusec will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the COMMAND Account and BusinessEdge Account programs.



  Redemptions will be automatically effected by Prudential Securities or Prusec to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND or BusinessEdge programs, such as those incurred by use of the Visa-Registered Trademark- Gold Account, in the case of the COMMAND program, and the Visa-Registered Trademark- Account, in the case of the BusinessEdge program, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month, and each COMMAND and BusinessEdge Account will automatically be scanned for debits each business day as of the close of business on that day for all cash advances and check charges as incurred and, in the case of BusinessEdge Account, for all Visa purchases. After application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND or BusinessEdge program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. With respect to COMMAND Accounts, the single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account and BusinessEdge Account participants will not be entitled to dividends declared on the date of redemption.



  For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free). For information on the BusinessEdge Account Program, you should telephone (888) 802-5864 (toll-free).


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH THE INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES."


  Shares for which a redemption request is received by PMFS prior to 4:30 P. M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month to date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P. O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.



  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the Commission so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the Commission may permit for protection of the Series' shareholders.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.


  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total NAV of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will not be retained by Prudential Securities.


  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P. O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth below and the form returned to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P. O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P. M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.


  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account.


  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM YOUR SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder.



  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds except that shares acquired prior to January 22, 1990 subject to a CDSC can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P. O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.



  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disrputive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  - AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a COMMAND Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.



  - THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the protected value and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

  - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent.
Attention: Customer Service, P. O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.


  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio


      TAX-EXEMPT BOND FUNDS
    -----------------------------


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    --------------------


Prudential Developing Markets Fund
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    --------------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------


- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No Dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


-------------------------------------------

                               TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
FUND HIGHLIGHTS.............................................................    2
  What are the Series' Risk Factors and Special Characteristics?............    2
FUND EXPENSES...............................................................    4
FINANCIAL HIGHLIGHTS........................................................    5
CALCULATION OF YIELD........................................................    6
HOW THE FUND INVESTS........................................................    6
  Investment Objective and Policies.........................................    6
  Other Investments and Policies............................................    9
  Investment Restrictions...................................................    9
HOW THE FUND IS MANAGED.....................................................   10
  Manager...................................................................   10
  Distributor...............................................................   10
  Portfolio Transactions....................................................   11
  Custodian and Transfer and Dividend Disbursing Agent......................   11
  Year 2000.................................................................   12
HOW THE FUND VALUES ITS SHARES..............................................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................................   12
GENERAL INFORMATION.........................................................   14
  Description of Shares.....................................................   14
  Additional Information....................................................   15
SHAREHOLDER GUIDE...........................................................   15
  How to Buy Shares of the Fund.............................................   15
  How to Sell Your Shares...................................................   20
  How to Exchange Your Shares...............................................   22
  Shareholder Services......................................................   23
THE PRUDENTIAL MUTUAL FUND FAMILY...........................................  A-1


-------------------------------------------


MF139A

                             CUSIP No.: 744313-50-3


PRUDENTIAL
CALIFORNIA
MUNICIPAL
FUND

-----------

CALIFORNIA
MONEY MARKET
SERIES


                         PROSPECTUS
 November 2, 1998
www.prudential.com


                --------------------------

         [LOGO]

Prudential California Municipal Fund

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 2, 1998

--------------------------------------------------------------------------------

Prudential California Municipal Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of three series -- the California Series, the California Income Series and the California Money Market Series. The objective of the California Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt securities with the potential for capital gain. The objective of the California Income Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The objective of the California Money Market Series is to seek to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. All of the series are diversified. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 2, 1998, copies of which may be obtained from the Fund upon request.

--------------------------------------------------------------------------------

MF116B

                               TABLE OF CONTENTS

                                                              Cross-Reference   Cross-Reference       Cross-Reference
                                                                to Pages in         to Pages            to Pages in
                                                                 California      in California       California Money
                                                                   Series        Income Series         Market Series
                                                    Page         Prospectus        Prospectus           Prospectus
                                                 -----------  ----------------  ----------------  -----------------------
Investment Objectives and Policies.............  B-3                 9                 9                     6
  In General...................................  B-3                 --                --                   --
  Tax-Exempt Securities........................  B-5                 9                 9                     6
  Special Considerations Regarding Investments
   in Tax-Exempt Securities....................  B-7                 13                14                    9
  Put Options..................................  B-13                11                11                    8
  Financial Futures Contracts and Options
   Thereon.....................................  B-13                11                13                   --
  When-Issued and Delayed Delivery
   Securities..................................  B-15                11                11                    8
  Segregated Accounts..........................  B-16                --                --                   --
  Portfolio Turnover of the California Series
   and the California Income Series............  B-16                13                14                   --
  Illiquid Securities..........................  B-16                13                15                    9
  Repurchase Agreements........................  B-17                13                14                    9
Investment Restrictions........................  B-17                14                15                    9
Trustees and Officers..........................  B-18                14                15                   10
Manager........................................  B-23                14                15                   10
Distributor....................................  B-26                15                16                   10
Portfolio Transactions and Brokerage...........  B-28                16                17                   11
Purchase and Redemption of Fund Shares.........  B-30                22                23                   16
  Issuance of Fund Shares for Securities.......  B-30
  Specimen Price Make-Up.......................  B-31                --                --                   --
  Reduction and Waiver of Initial Sales Charges
   -- Class A Shares...........................  B-31                25                26                   --
  Waiver of the Contingent Deferred Sales
   Charge -- Class B Shares....................  B-33                28                29                   --
  Quantity Discount -- Class B Shares Pur-
   chased Prior to August 1, 1994..............  B-33                29                30                   --
Shareholder Investment Account.................  B-33                31                32                   23
  Automatic Reinvestment of Dividends and/or
   Distributions...............................  B-33                31                32                   23
  Exchange Privilege...........................  B-34                30                31                   22
  Dollar Cost Averaging........................  B-35                --                --                   --
  Automatic Investment Plan (AIP)..............  B-36                32                33                   23
  Systematic Withdrawal Plan...................  B-36                32                33                   23
  How to Redeem Shares of the California Money
   Market Series...............................  B-36                --                --                   20
  Mutual Fund Programs.........................  B-37                --                --                   --
Net Asset Value................................  B-38                17                18                   12
Performance Information........................  B-39                17                18                    6
  California Series and California Income
   Series......................................  B-39                17                18                   --
  California Money Market Series...............  B-40                --                --                    6
Taxes, Dividends and Distributions.............  B-42                18                19                   12
  Distributions................................  B-42                20                21                   14
  Federal Taxation.............................  B-42                18                19                   13
  California Taxation..........................  B-45                19                20                   13
Organization and Capitalization................  B-46                20                22                   14
Custodian, Transfer and Dividend Disbursing
 Agent and Independent Accountants.............  B-48                16                18                   11
Description of Tax-Exempt Security Ratings.....  B-49                --               A-1                   --
Financial Statements...........................  B-51                5                 5                     5
Report of Independent Accountants..............  B-63                --                --                   --
Appendix I.....................................  I-1                 --                --                   --
Appendix II....................................  II-1                --                --                   --
Appendix III...................................  III-1               --                --                   --

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

    Prudential California Municipal Fund (the Fund), organized on May 18, 1984, is an open-end, management investment company consisting of three series -- the California Series, the California Income Series and the California Money Market Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of the California Series is to seek to provide to shareholders who are residents of California the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of the California Income Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The investment objective of the California Money Market Series is to seek to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. There can be no assurance that any series will achieve its objective or that all income will be exempt from all federal, state or local income taxes.

    The investment objective of each series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.

    The California Series and the California Income Series will invest in California Obligations that are "investment grade" tax-exempt securities and which on the date of investment are within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The California Income Series also may invest up to 30% of its total assets in California Obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The California Money Market Series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in the California Income Series prospectus and "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its total assets in securities the interest on which is exempt from California State and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes. Each series will continuously monitor both 80% tests to ensure that either the asset investment test or the income test is met at all times except for temporary defensive positions during abnormal market conditions.

    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments of the California Series and the California Income Series in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or another NRSRO or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The California Money Market Series may also invest in the taxable securities listed above, except that its debt securities, if rated, will be rated within the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.

    Each series is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of its assets, (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations and obligations issued or guaranteed by its agencies or instrumentalities) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating this 5% or 10% ownership limitation, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

    Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade tax-exempt securities (or, in the case of the California Money Market Series, high-quality tax-exempt securities) in any one state, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline.

    A series other than California Income Series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and local authorities; lease rental obligations of states and local authorities; obligations of state and local housing authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for manufacturing, housing, sewage, solid waste disposal, airport, mass transit and port facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    FLOATING RATE AND VARIABLE RATE SECURITIES. Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than the California Money Market Series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDB's) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

    In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and left the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

    CALIFORNIA CONCENTRATION. The following information regarding certain California considerations is provided to investors in view of each series' policy of concentrating its investments in California issuers. Such information constitutes only a brief summary, does not purport to be a complete description, and is based on information from official statements relating to securities offerings of California issuers and other sources deemed reliable.

    California is the most populous state in the nation with a total population at the 1990 census of 29,976,000 (currently estimated to be over 32.9 million). California's economy is broad and diversified.

    After experiencing strong growth throughout much of the 1980s, the State was adversely affected by both the recent national recession and the cutbacks in aerospace and defense spending, which have had a severe impact on the economy in Southern California. California's economic recovery from the recession is continuing at a strong pace, and recent economic reports indicate that California is on a stronger economic upturn than the rest of the country. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 430,000 non-farm jobs during 1997. In 1996 California surpassed its pre-recession employment peak of 12.7 million jobs. The unemployment rate, while still higher than the national average, fell to 5.8% in June 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The rate of employment growth for the Los Angeles region indicates that growth has almost caught up with that in the San Francisco bay region on a population share basis. As California enters its fourth year of economic recovery, its finances continue to show improvement. The unsettled financial situation occurring in certain Asian economies, and its spillover effect elsewhere, may adversely the State's export-related industries and, therefore, the State's rate of economic growth.

    The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

    The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October 1998.

    The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

    In addition to the cut in the VLF, the 1998-99 budget includes both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million). About half of the business tax credits will only become effective if Proposition 7, an initiative measure which includes various tax credits, is rejected by the voters on the November 3, 1998 ballot.

    The 1998-99 Budget Act includes increased funding for schools, higher education, health, welfare and social service programs, and trial courts and prisons. The Budget also includes new funding for natural resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the California Infrastructure and Economic Development Bank ($50 million).

    Because of the State's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by Standard & Poor's, and to A from AA by Fitch. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

    On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to a high risk investment strategy utilizing excessive leverage and "derivative" securities. In June 1996, the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23 percent. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998 Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

    Los Angeles County, the nation's largest county, has also experienced financial difficulty. In August 1995, the credit rating of the County's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the County's health care system. In addition, the County was affected by an ongoing loss of revenue caused by State property tax shift initiatives in 1993 through 1995. In April 1998 the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-99 budget, which would be 5.3% larger than the 1997-98 budget, and which would not require cuts in services and jobs to close a projected deficit. In June 1998 the Los Angeles County Board of Supervisors approved an approximately $13.6 billion 1998-99 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget.

    Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

    The State Constitution imposes an "appropriations limit" on the spending authority to the State and local government entities. If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules.

    In 1986, State voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision. In 1988, State voters approved Proposition 87, which amended the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or after January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

    In November 1988, California voters approved Proposition 98. The initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

    In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

    Proposition 9 on the November 3, 1998, State ballot would overturn certain aspects of legislation enacted in 1996 and 1997 to deregulate the electric industry in California. As part of this deregulation, the three investor owned utilities in California issued about $6 billion in aggregate of "rate reduction bonds" to finance the "stranded costs" (outstanding obligations) incurred in connection with of certain uneconomic facilities. These bonds are repaid through a surcharge placed on residential and small business customers' bills. The legislation authorizing issuance of these bonds included a pledge that the State would not interfere with the levying of these surcharges without providing other means to repay the bonds. One part of Proposition 9 would be the cancellation of the utilities' authority to collect these surcharges. If Proposition 9 is approved by the voters, it is anticipated that litigation will be filed to declare the initiative unconstitutional. Because of the uncertainty of litigation, it is not possible to predict whether any State General Fund moneys eventually might be required to repay the rate reduction bonds. It is also not possible to predict what effect, if any, passage of Proposition 9 will have on the marketability of outstanding California State and local obligations or on the availability of capital for, or cost of, future State and local borrowing.

    In addition, certain tax-exempt securities in which the series may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

    In July 1991, California increased taxes by adding two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. For years beginning after January 1, 1996, the maximum personal income tax rate returned to 9.3%, and the alternative minimum tax rate dropped from 8.5% to 7%. In addition, legislation in July 1991 raised the sales tax by 1.25%. A 0.5% raise was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. This tax increase will be cancelled if a court rules that such transfer and tax increase violate any constitutional requirements. 0.5% of the State tax rate was scheduled to expire on June 30, 1993, but was extended for six months for the benefit of counties and cities. On November 2, 1993, voters made this half-percent levy a permanent source of funding for local government.

    The effect of these various constitutional and statutory amendments, cases and budgetary developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

    From time to time, the State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

    The State's reliance on information technology in every aspect of its operations has made Year 2000-related ("Y2K") information technology issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. The DOIT has created a Year 2000 Task Force and a California 2000 Office to establish statewide policy requirements, to gather, coordinate, and share information, and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Y2K activities and currently requires departmental monthly reporting of Y2K status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.

    Although the DOIT reports that State departments are making substantial progress overall toward the goal of Y2K compliance, the task is very large and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical systems will be ready and tested by late 1999 or what impact failure of any particular system(s) or of outside interfaces with State systems might have. There can be no assurance that steps being taken by California state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the Fund.

ADDITIONAL ISSUERS

    GUAM

    Guam is governed by the Organic Act of 1950, which granted the island statutory local power of self-government and made the inhabitants of Guam citizens of the United States. As of the 1990 Census, the Territory's population was 133,152. As of 1998, the population is estimated to be 163,517, according to the Guam Annual Economic Review (1996-1997) published by the Guam Department of Commerce ("Annual Review"). Guam has recently increased its efforts to have the U.S. Congress reevaluate its status as a territory and anticipates holding a vote on the issue of whether Guamenians desire statehood, independence or free association.

    The economy of Guam is heavily influenced by the significant U.S. military presence on the island. Military downsizing has been in effect since 1993 and was most dramatic during the implementation of the 1995 Base Realignment and Closure (BRAC). Between 1993 and 1997, Guam faced reductions of approximately 40% of its military's active duty and civilian employment, according to the Annual Review. Guam has also struggled to recuperate from the devastation of Super Typhoon Paka, which cost Guam approximately $600,000,000, as stated in a December 17, 1997 report by the Office of the Governor of Guam. Finally, Asia's economic crisis has negatively affected Guam's tourism industry, although there are some signs of revival. Visitor arrivals totaled 312,787 in the first quarter of 1998, a 13.8% decrease from the same time period in 1997 and a 2.3% increase over the fourth quarter of 1997, according to the Guam Economic Review, vol. 20, no. 1, (January-March 1998) ("Economic Review"). The Services, Retail and Transportation sectors, which are heavily affected by the tourism trends, together account for more than 34,000 jobs or 70% of the private sector workforce as of 1997, according to the Annual Review. Employment in these three sectors has increased by over 13% since 1994, according to the Annual Review.

    As of April 1998, Guam's overall unemployment rate was at 6%, a temporary drop from the 1997 year end unemployment rate of 8.2%. The drop was due in large part to the temporary disaster unemployment program, according to the Economic Review. Guam's inflation rate for 1997 was calculated at one-tenth of one percent, as compared to the national rate of 1.7% during that same period, according to the Economic Review.

    To bolster its economy, Guam hopes to establish itself as an insurance and financial services hub in the Pacific. To this end, Guam passed a law in October 1997 that provides tax breaks for the insurance industry. In addition, Guam has been successful in promoting its telecommunications industry, according to the Economic Review. Guam has been included in the North American Numbering Plan, under which calls between Guam and the U.S. have domestic rates; privatized the Guam Telephone Authority; and developed modern communications infrastructure.

    Guam anticipates a slower than expected reduction in the General Fund deficit, in part due to two local laws and the federal Taxpayer Relief Act of 1997, which are estimated will reduce the amount of money available for General Fund appropriations by approximately one-third, according to the Annual Review. The Annual Review reports a budget deficit of $75 million at October, 1997.

    PUERTO RICO

    Puerto Rico enjoys a commonwealth status with the U.S. as a result of Public Law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. It is anticipated that in the next year, Puerto Ricans will vote on whether they wish to remain a commonwealth, be independent, become a state or chose Free Association. The ultimate outcome will depend on the U.S. Congress and will shape the future of the Puerto Rican economy.


    Since World War II, Puerto Rico has transitioned from a poor, agrarian economy to a more urbanized manufacturing and service based economy. Personal income has increased both aggregate and per capita each year from 1985 through 1996, according to a report by the Puerto Rican Department of Treasury. Gross product has increased each year from fiscal year 1992 through 1996, with a 3.2% increase ($32 billion) as of 1997. Real GNP growth slowed to approximately 2.5% as of the fiscal year ended June 30, 1998 and is projected to rise to around 2.6-2.8% in fiscal year ending 1999, according to a September 2, 1998 report of the Economist Intelligence Unit (EIU Report). The rate of unemployment decreased from 16.5% for the fiscal year 1992 to 13.1% for the fiscal year ended June 30, 1997, according to the Puerto Rico Department of Labor and Human Resources Household Survey (PR DOL Survey). As of September 1997, 13.5% of the Puerto Rican labor force was unemployed, according to the PR DOL Survey and that figure is expected to rise to around 14% by the end of 1999, according to the EIU Report. This figure can be compared to the 5% unemployment rate for the United States during 1997, as reported by the US Department of Labor, Bureau of Labor Statistics. In the past year, the competition from cheaper labor in other countries resulted in the closing of various companies, particularly in the textile sector. In addition, the recent Hurricane Georges may harm Puerto Rico's economy in the upcoming fiscal year.


    The Puerto Rico Planning Board's Economic Activity Index, a composite index of thirteen economic indicators, increased 1.4% for fiscal year 1996, compared to fiscal year 1995, and 2.5% for the fiscal year 1995, compared to fiscal year 1994. During the first three months of fiscal year 1997, the Index decreased 0.9% compared to the same period in fiscal year 1996, for which period it had registered an increase of 1.7% over the same period of fiscal year 1995. The Banco Popular Index of the Puerto Rico economy showed slow growth with intermittent drops during the period between September, 1997 and March, 1998. Banco Popular analysts attribute this to downturns in the manufacturing sector, which were offset by some growth in the construction and tourism sectors.

    Amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996 are now phasing out a special tax credit that was available under Section 936 of the Code for United States companies operating in the Puerto Rico. According to Banco Popular Reports, many companies have expressed interest in a new industrial incentives law (Law 135), which is aimed at counteracting problems associated with the
Section 936 phase-out. To meet the phase-out challenges, the Puerto Rico Government is also focusing on improving both tourism and capital markets and creating an agro-industry. The hope is to fortify San Juan as a financial hub which could place Puerto Rico as a gateway to the North American Free Trade Association. To these ends, Puerto Rico has embarked on a large scale infrastructure program to encourage local business, including roadwork improvements, new highways, upgrading the island's transport facilities, a $1.8 billion project to overhaul the aqueduct and sewer system and a $1.6 billion metropolitan train. In 1997, the Gross Domestic Product grew by 3.2%, a total of $32 billion. In addition, the Puerto Rico Government has begun privatization of industries, such as the sale of the Puerto Rico telephone company in July 1998 and anticipates similar sales of healthcare facilities.


    Financial operations of recent years have reflected general economic trends, with fiscal improvements registered during good economic times and deterioration during slowdown. As of June 30, 1993, Puerto Rico's General Fund (the primary operating fund of the Commonwealth) experienced a deficit of approximately $47 million. As of June 30, 1994, 1995 and 1996, the General Fund had a positive balance of $514 million, $608 million and $397 million, respectively.

    UNITED STATES VIRGIN ISLANDS

    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an unincorporated territory of the United States. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States. The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Total government employment fell slightly in 1997 to 13,680 from 14,060 in 1996. Federal and local government employment is expected to remain stable through the end of 1998, according to an August 7, 1998 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands (BER).

    Recent hurricanes have been serious setbacks, although there are some signs that the Virgin Islands is recovering and returning to a more normal growth phase. Between January 1994 and June 1996, there was a 15.5% drop in private sector jobs and a 9% drop overall. The 1997 Virgin Islands Department of Labor's Current Employment Statistics Report shows that there was a total of 43,380 jobs in the territory, compared to 43,370 jobs in 1996. Of the 43,380 jobs, 29,700 were in the private sector and 13,689 were in the public sector. The Virgin Island's overall unemployment rate increased from 5.2% in 1996 to 5.9% in 1997. St. Croix's unemployment rate increased from 4.8% in 1996 to 6.7% in 1997. St. Thomas and St. John, on the other hand, registered a decline in the unemployment rate from 5.5% in 1996 to 5.3% in 1997. The overall increase in unemployment has been attributed to an increase in labor force participation as workers seek to reenter the workforce rather than to extensive job losses. Early 1998 showed a steady expansion in employment and employment is forecast to grow during fiscal year 1999 by 3%, according to the BER.

    Tourism is the predominant source of employment and income for the Islands. In 1997, the Virgin Islands recorded over 2.1 million visitors, an increase of 17% over the 1996 total of 1.8 million visitors. The rate of air arrivals is expected to grow by 10% by the end of fiscal year 1998 and the BER forecasts 10% rate of growth in air arrivals, with a 23% increase over 1996. The BER anticipates cruise passenger arrivals to increase by up to 11% in fiscal year 1999. Nonetheless, total visitor expenditures dropped from $688 million in 1996 to $601 million in 1997.

    Manufacturing employment has shown limited growth in 1998 and is expected to show an overall annual increase of 3% by fiscal year end. HOVIC, the largest manufacturer in the Virgin Islands, has entered into a joint venture with Petroleus de Venezuela, S.A. (PDVSA) in an effort to overcome a seven year history of losses and as a result will invest $500 million to design and construct a coker. Approximately 2,000 new jobs are expected to be created at the peak of the three-year construction period, which will begin in early 1999. The BER foresees employment growth in the manufacturing sector to reach 15% during the fiscal year 1999.

    Construction growth in 1996 rose 84% as the Virgin Islands faced the task of rebuilding after hurricane MARILYN in 1996. As this construction decreased, the construction industry lost approximately 600 jobs, which resulted in a decline of 24% by 1997. The BER predicts that the construction sector will resume growth in fiscal year 1999, and may result in up to a 34% increase in the sector as a result of new hotel and tourist facility development and the HOVIC/PDVSA construction projects.

PUT OPTIONS

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the California Money Market Series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the California Money Market Series) highest quality grade of such rating services; (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the California Money Market Series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.


    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (SEC).

FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON

    FUTURES CONTRACTS. The California Series and the California Income Series (but not the California Money Market Series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the California Series or the California Income Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the initial margin. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as marking to the market.

    When the California Series or the California Income Series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. Should the California Series or the California Income Series sell a futures contract it may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. The California Series or the California Income Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the California Series or the California Income Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. The California Series and the California Income Series (but not the California Money Market Series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. The California Series and the California Income Series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When the California Series or the California Income Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When the California Series or the California Income Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon the Series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that the Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series total assets. The California Series and the California Income Series will use financial futures and options thereon in a manner consistent with these requirements. With respect to long positions assumed by the California Series or the California Income Series, the series will segregate with the Fund's Custodian an amount of cash or other liquid assets, marked-to-market daily, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that its use of futures contracts is unleveraged. Each of the California Series and the California Income Series will continue to invest at least 80% of its total assets in California municipal obligations except in certain circumstances, as described in the Prospectuses under "How the Fund Invests -- Investment Objective and Policies." The California Series and the California Income Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests -- Investment Objective and Policies -- Futures Contracts and Options Thereon" in the Prospectuses of the California Series and the California Income Series, there are a number of other risks associated with the use of financial futures for hedging purposes.

    The California Series and the California Income Series intend to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures contracts may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the California Series and the California Income Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued or delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, each series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a value greater or lesser than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions."

    Each series (other than the California Money Market Series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

SEGREGATED ACCOUNTS

    When each series is required to segregate assets in connection with certain hedging transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. Government securities, equity securities, debt obligations or other liquid, unencumbered assets, marked-to-market daily.

PORTFOLIO TURNOVER OF THE CALIFORNIA SERIES AND THE CALIFORNIA INCOME SERIES

    Portfolio transactions will be undertaken principally to accomplish the objective of the California Series and the California Income Series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the California Series and the California Income Series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities. For the fiscal years ended August 31, 1998 and August 31, 1997, the portfolio turnover rate of the California Series was 11% and 14%, respectively. For the fiscal years ended August 31, 1998 and August 31, 1997, the portfolio turnover rate of the California Income Series was 10% and 16%, respectively.

ILLIQUID SECURITIES

    A series may hold up to 15% (10% in the case of the California Money Market Series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation); and
(v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any univested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    A series may not:

     1. Purchase securities on margin (but the series may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the California Series or the California Income Series of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts and the writing of related options by the California Series or the California Income Series and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Purchase any security if as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

     5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options, securities which are secured by real estate and securities of companies which invest or deal in real estate. The California Money Market Series may not purchase and sell financial futures contracts and related options.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Invest in interests in oil, gas or other mineral exploration or development programs.

     8. Make loans, except through repurchase agreements.

    The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.

    For purposes of investment limitation number 4, the California Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                  NAME AND ADDRESS** (AGE)               POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
     --------------------------------------------------  ------------------  --------------------------------------------------
     Edward D. Beach (73)..............................  Trustee             President and Director of BMC Fund, Inc., a
                                                                             closed-end investment company; formerly, Vice
                                                                               Chairman of Broyhill Furniture Industries, Inc.;
                                                                               Certified Public Accountant; Secretary and
                                                                               Treasurer of Broyhill Family Foundation, Inc.;
                                                                               Member of the Board of Trustees of Mars Hill
                                                                               College; Director of The High Yield Income Fund,
                                                                               Inc.
     Eugene C. Dorsey (71).............................  Trustee             Retired President, Chief Executive Officer and
                                                                             Trustee of the Gannett Foundation (now Freedom
                                                                               Forum); former Publisher of four Gannett
                                                                               newspapers and Vice President of Gannett
                                                                               Company; past Chairman of Independent Sector
                                                                               (national coalition of philanthropic
                                                                               organizations); former Chairman of the American
                                                                               Council for the Arts; former Director of the
                                                                               Advisory Board of Chase Manhattan Bank of
                                                                               Rochester; Director of The High Yield Income
                                                                               Fund, Inc. and First Financial Fund, Inc.
     Delayne Dedrick Gold (60).........................  Trustee             Marketing and Management Consultant; Director of
                                                                               The High Yield Income Fund, Inc.
  *  Robert F. Gunia (51)..............................  Trustee             Vice President (since September 1997) of
                                                                             Prudential Insurance Company of America; Executive
                                                                               Vice President and Treasurer (since December
                                                                               1996) of Prudential Investments Fund Management
                                                                               LLC (PIFM); Senior Vice President (since March
                                                                               1987) of Prudential Securities Incorporated
                                                                               (Prudential Securities); formerly Chief
                                                                               Administrative Officer (July 1990-September
                                                                               1996), Director (January 1989-September 1996)
                                                                               and Executive Vice President, Treasurer and
                                                                               Chief Financial Officer (June 1987-September
                                                                               1996) of Prudential Mutual Fund Management,
                                                                               Inc.; Vice President and Director of The Asia
                                                                               Pacific Fund, Inc. (since May 1989); Director of
                                                                               The High Yield Income Fund, Inc.
  *  Harry A. Jacobs, Jr. (77).........................  Trustee             Senior Director (since January 1986) of Prudential
     One New York Plaza                                                      Securities; formerly Interim Chairman and Chief
     New York, NY 10292                                                        Executive Officer of Prudential Mutual Fund
                                                                               Management, Inc. (June 1993-September 1993);
                                                                               formerly Chairman of the Board of Prudential
                                                                               Securities (1982-1985) and Chairman of the Board
                                                                               and Chief Executive Officer of Bache Group Inc.
                                                                               (1977-1982); Trustee of the Trudeau Institute;
                                                                               Director of The First Australia Fund, Inc., The
                                                                               First Australia Prime Income Fund, Inc. and The
                                                                               High Yield Income Fund.

                  NAME AND ADDRESS** (AGE)               POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
     --------------------------------------------------  ------------------  --------------------------------------------------
  *  Mendel A. Melzer, CFA (37)........................  Trustee             Chief Investment Officer (since October 1996) of
     751 Broad Street                                                        Prudential Mutual Funds; formerly Chief Financial
     Newark, NJ 07102                                                          Officer of Prudential Investments (November
                                                                               1995-September 1996), Senior Vice President and
                                                                               Chief Financial Officer (April 1993-November
                                                                               1995) of Prudential Preferred Financial
                                                                               Services, Managing Director (April 1991-April
                                                                               1993) of Prudential Investment Advisors and
                                                                               Senior Vice President (July 1989-April 1991) of
                                                                               Prudential Capital Corporation; Chairman and
                                                                               Director of Prudential Series Fund, Inc.;
                                                                               Director of The High Yield Income Fund, Inc.
     Thomas T. Mooney (56).............................  Trustee             President of the Greater Rochester Metro Chamber
                                                                             of Commerce; formerly Rochester City Manager;
                                                                               Trustee of Center for Governmental Research,
                                                                               Inc.; Director of Blue Cross of Rochester, The
                                                                               Business Counsel of New York State, Executive
                                                                               Service Corps of Rochester, Monroe County Water
                                                                               Authority, Rochester Jobs, Inc., Monroe County
                                                                               Industrial Development Corporation, Northeast
                                                                               Midwest Institute, and The High Yield Income
                                                                               Fund, Inc.; President, Director and Treasurer of
                                                                               First Financial Fund, Inc. and The High Yield
                                                                               Plus Fund, Inc.
     Thomas H. O'Brien (73)............................  Trustee             President of O'Brien Associates (financial and
                                                                             management consultants) (since April 1984);
                                                                               formerly President of Jamaica Water Securities
                                                                               Corp. (holding company) (February 1989-August
                                                                               1990); Chairman and Chief Executive Officer
                                                                               (September 1987-February 1989) and Director
                                                                               (September 1987-August 1990) of Jamaica Water
                                                                               Supply Company; Director and President of
                                                                               Winthrop Regional Health System and United
                                                                               Presbyterian Home at Syoset Inc.; Director of
                                                                               Ridgewood Savings Bank and The High Yield In-
                                                                               come Fund, Inc.; Trustee of Hofstra University.
  *  Richard A. Redeker (55)...........................  President and       Employee of Prudential Investments; formerly
     751 Broad Street                                    Trustee             President, Chief Executive Officer and Director
     Newark, NJ 07102                                                          (October 1993-September 1996) of Prudential
                                                                               Mutual Fund Management, Inc.; Executive Vice
                                                                               President, Director and Member of Operating
                                                                               Committee (October 1993-September 1996),
                                                                               Prudential Securities; Director (October
                                                                               1993-September 1996) of Prudential Securities
                                                                               Group, Inc.; Executive Vice President (January
                                                                               1994-September 1996), The Prudential Investment
                                                                               Corporation; Director (January 1994-September
                                                                               1996) of Prudential Mutual Fund Distributors,
                                                                               Inc. and Prudential Mutual Fund Services, Inc.;
                                                                               prior thereto, Senior Executive Vice President
                                                                               and Director of Kemper Financial Services, Inc.
                                                                               (September 1978-September 1993); President and
                                                                               Director of The High Yield Income Fund, Inc.

                  NAME AND ADDRESS** (AGE)               POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
     --------------------------------------------------  ------------------  --------------------------------------------------
     Nancy H. Teeters (68).............................  Trustee             Economist; formerly Vice President and Chief
                                                                             Economist (March 1986-June 1990) of International
                                                                               Business Machines Corporation; Member of the
                                                                               Board of Governors of the Federal Reserve System
                                                                               (1984-1990); Director of Inland Steel Industries
                                                                               (since July 1991) and The High Yield Income
                                                                               Fund, Inc.
     Louis A. Weil, III (57)...........................  Trustee             Publisher and Chief Executive Officer (since
                                                                             January 1996) and Director (since September 1991)
                                                                               of Central Newspapers Inc.; Chairman (since
                                                                               January 1996), Publisher and Chief Executive
                                                                               Officer (August 1991-December 1995) of Phoenix
                                                                               Newspapers, Inc.; prior thereto, Publisher of
                                                                               Time Magazine (May 1989-March 1991); President,
                                                                               Publisher and Chief Executive Officer of The
                                                                               Detroit News (February 1986-August 1989);
                                                                               formerly member of the Advisory Board, Chase
                                                                               Manhattan Bank-Westchester; Director of The High
                                                                               Yield Income Fund, Inc.
     S. Jane Rose (52).................................  Secretary           Senior Vice President (since December 1996) of
                                                                             PIFM; Senior Vice President and Senior Counsel
                                                                               (since July 1992) of Prudential Securities;
                                                                               formerly Senior Vice President (January
                                                                               1991-September 1996) and Senior Counsel (June
                                                                               1987-September 1996) of Prudential Mutual Fund
                                                                               Management, Inc.
     Grace C. Torres (39)..............................  Treasurer and       First Vice President (since December 1996) of
                                                         Principal           PIFM; First Vice President (since March 1994) of
                                                         Financial and         Prudential Securities; formerly First Vice
                                                         Accounting            President (March 1994-September 1996) of
                                                         Officer               Prudential Mutual Fund Management, Inc.; prior
                                                                               thereto, Vice President (July 1989-March 1994)
                                                                               of Bankers Trust Corporation.
     Stephen M. Ungerman (45)..........................  Assistant           Vice President and Tax Director (since March 1996)
                                                         Treasurer           of Prudential Investments; formerly First Vice
                                                                               President of Prudential Mutual Fund Management,
                                                                               Inc. (February 1993-March 1996).
     Deborah A. Docs (40)..............................  Assistant           Vice President (since December 1996) of PIFM; Vice
                                                         Secretary             President and Associate General Counsel of Pru-
                                                                               dential Securities; formerly Vice President and
                                                                               Associate General Counsel (June 1991-September
                                                                               1996) of PMF.
     David F. Connor (34)..............................  Secretary           Assistant General Counsel (since March 1998) of
                                                                             PIFM; Associate Attorney, Drinker Biddle & Reath
                                                                               LLP prior thereto.


------------------------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise noted, the address for each of the above persons is c/o:
    Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1999, 1998, and 1999, respectively.

    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $3,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended August 31, 1998 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                    PENSION OR
                                                                    RETIREMENT                              TOTAL COMPENSATION
                                                   AGGREGATE     BENEFITS ACCRUED     ESTIMATED ANNUAL      FROM FUND AND FUND
                                                  COMPENSATION    AS PART OF FUND       BENEFITS UPON        COMPLEX PAID TO
NAME AND POSITION                                  FROM FUND         EXPENSES            RETIREMENT              TRUSTEES
-----------------------------------------------  --------------  -----------------  ---------------------  --------------------
Edward D. Beach, Trustee                           $    3,000             None                  N/A        $   135,000(38/63)*
Eugene C. Dorsey, Trustee**                        $    3,000             None                  N/A        $    70,000(16/43)*
Delayne Dedrick Gold, Trustee                      $    3,000             None                  N/A        $   135,000(38/63)*
Robert F. Gunia, Trustee+                              --                 None                  N/A                 --
Harry A. Jacobs, Jr., Trustee+                         --                 None                  N/A                 --
Donald D. Lennox, Retired Trustee                  $    3,000             None                  N/A        $    90,000(26/50)*
Mendel A. Melzer, Trustee+                             --                 None                  N/A                 --
Thomas T. Mooney, Trustee**                        $    3,000             None                  N/A        $   115,000(31/64)*
Thomas H. O'Brien, Trustee                         $    3,000             None                  N/A        $    45,000(11/29)*
Richard A. Redeker, Trustee+                           --                 None                  N/A                 --
Nancy H. Teeters, Trustee                          $    3,000             None                  N/A        $    90,000(23/42)*
Louis A. Weil, III, Trustee                        $    3,000             None                  N/A        $    90,000(26/50)*

------------------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $87,401 and $143,909 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

+ Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A. Redeker, who are each interested Trustees, do not receive compensation from the Fund or any other fund in the Fund Complex.

    As of October 9, 1998, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.

    As of October 9, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were: Mrs. Joyce Williams, TTEE, Williams Family Trust, Trust B UA DTD 10/12/90, 6873 Cartwright St., San Diego, CA 92120-1024, who held 6,213 Class C shares of The California Series (6.3%); Mr. Harold A. Seppala, Mrs. Elma H. Seppala CO-TTEES, Harold & Elma Seppala Trust, UA DTD 10/31/89, 5474 Marengo Ave. Apt W382, La Mesa, CA 91942-4706, who held 7,432 Class C shares of The California Series (7.5%); Mrs. Joyce Williams TTEE, Williams Family Trust, UA DTD 10/12/90, 6873 Cartwright St., San Diego, CA 92120-1024, who held 8,285 Class C shares of The California Series (8.4%); Mrs. Natalie M. Di Mercurio, 1009 Belson St., Torrance, CA 90502-2919, who held 5,083 Class C shares of The California Series (5.1%); Bobby Y. Matsuura, Janice Matsuura JT TEN, 1491 Almaden Valley Dr., San Jose, CA 95120-3, who held 10,208 Class C shares of The California Series (10.3%); David L. Stark &, Joyce A. Stark JT TEN, 6609 Via Canada, Rancho Palos Verdes, CA 90274, who held 13,221 Class C shares of The California Series (13.4%); Robert J. Cassietto & Terry A. Cassietto JT TEN, 2901 Poinsettia Ave., Manhattan Beach, CA 90266-2404, who held 6,493 Class C shares of The California Series (6.6%); Mrs. Muriel V. Trapp TTEE, Of The Muriel Trapp Trust, UA DTD 07/22/98, 7294 Pomelo Dr., West Hills, CA 91307-1221, who held 9,334 Class Z shares of The California Series (10.7%); Lloyd M. Ives, M. Constance Ives CO-TTEES, The Ives Family Trust, UA DTD 08/09/89, PO Box 701, Diablo, CA 94528-0701, who held 20,769 Class Z shares of The California Series (23.9%); August G. Bako, Evelyn M. Bako, CO-TTEES, August G. Bako & Evelyn Bako, LIV TR UA DTD 09/11/87, 4905 Elrod Dr., Castro Valley. CA 94546-2415, who held 12,924 Class Z shares of The California Series (14.9%); Roy H. Bostic, Rita M. Bostic CO-TTEES The Bostic Family REV FAM TR, UA DTD 04/18/90, 6117 Oakgreen Cir., Carmichael, CA 95608-1010, who held 5,465 Class Z shares of The California Series (6.3%); Mr. Duncan Lent Howard , Mrs. Pamele Lent Howard CO-TTEES, Elizabeth Lent Howard Trust UA DTD 08/10/76, 3741 Waterford Ln., Walnut Creek, CA 94598-4678, who held 6,524 Class Z shares of The California Series (7.5%); Julia M. McLaughlin, Alton & Julie McLaughlin Trust , UA DTD 12/12/77, 1840 Tice Creek Dr. Apt 2115, Walnut Creek, CA 94595-2458, who held 10,462 Class Z shares of The California Series (12%); Richard C. Elliott, Beverley S. Elliott CO-TTEES, The Elliott Family Trust, UA DTD 12/20/76, 23 Harbor Island, Newport Beach, CA 92660-7201, who held 857,079 Class A shares of The California Income Series (5.2%); Bobby Y. Matsuura, 4428 Thistle Dr., San Jose, CA 95136-2, who held 30,686 Class C shares of The California Income Series (5.4%); Zoe Ann Orr, Mary Marcus CO-TTEES, Zoe Ann Orr 1994 Trust, UA DTD 12/01/94, 740 Brewington Ave., Watsonville, CA 95076-3260, who held 35,927 Class C shares of The California Income Series (6.4%); Mary Marcus TTEE, The Marcus 1984 REV Trust, UA DTD 03/05/84, 834 McKenzie Ave., Watsonville, CA 95076-3526, who held 28,316 Class C shares of The California Income Series (5%); Julia M. McLaughlin TTEE, FBO The Alton and Julia McLaughlin Trust, UA DTD 12/12/77, 1840 Tice Creek Dr. Apt 2115, Walnut Creek, CA 94595-2458, who held 33,050 Class Z shares of The California Income Series (7.6%); Ms. Mary Malkason TTEE, Of The Mary Malkason 1998, Revocable Trust UA DTD 04/21/98, 16161 Jasmine Way, Los Gatos, CA 95032-3630, who held 84,884 Class Z shares of The California Income Series (19.4%).

    As of October 9, 1998, Prudential Securities was the record holder for other beneficial owners of 4,465,498 Class A shares (or 58% of the outstanding Class A shares), 2,863,811 Class B shares (or 59% of the outstanding Class B shares), 67,959 Class C shares (or 69% of the outstanding Class C shares) and 86,867 Class Z shares of the California Series (or 99.9% of the outstanding Class Z shares); 12,996,137 Class A shares (or 79% of the outstanding Class A shares), 5,445,903 Class B shares (or 83% of the outstanding Class B shares), 465,593 Class C shares (or 82% of the outstanding Class C shares) and 437,138 Class Z shares or 99.9% of the outstanding Class Z shares of the California Income Series; and 304,594,423 shares of the California Money Market Series (or 99.9% of the outstanding shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as the manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed -- Manager" in the Prospectus of each series. As of September 30, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $64 billion. According to the Investment Company Institute, as of March 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended August 31, 1998. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

        (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

        (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


        (c) the costs and expenses payable to The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PIC (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 12, 1998, and by shareholders of the California Series on December 8, 1988, by shareholders of the California Money Market Series on December 18, 1989 and by the shareholders of the California Income Series on December 30, 1991.

    For the fiscal years ended August 31, 1996, 1997 and 1998, PIFM received management fees of $755,684, $698,397 and $766,228, respectively, from the California Series. Effective January 1, 1995 through August 31, 1997, PIFM agreed to waive 10% of its management fee from the California Series. The amount of fees waived for the fiscal years ended August 31, 1996 and 1997 amounted to $83,965 and $77,598, respectively. With respect to the California Money Market Series, PIFM received $1,280,877, $1,388,598 and $1,436,251 in management fees for the fiscal years ended August 31, 1996, 1997 and 1998, respectively. With respect to the California Income Series, PIFM waived its entire management fee for the fiscal year ended August 31, 1993. Effective December 1, 1993, PIFM reduced its voluntary waiver to 75% of its management fee. Effective January 1, 1995, PIFM increased its voluntary waiver to 85% of its management fee. PIFM reduced its voluntary waiver during fiscal year 1997 and currently is waiving 10% of its management fee. For the fiscal years ended August 31, 1996, 1997 and 1998, PIFM received $455,115, $891,272 and $1,147,925, respectively, in management fees from the California Income Series. The amount of the fees waived for the years ended August 31, 1996, 1997 and 1998 amounted to $533,497, $99,030 and $114,792 respectively.

    PIFM has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PIC, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives and policies. PIC determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PIFM for the reasonable costs and expenses incurred by PIC in furnishing those services.

    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of The High Yield Series of Prudential Municipal Bond Fund. He has been in the investment business since 1978.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 12, 1998, by shareholders of the California Series on December 8, 1988, by shareholders of the California Money Market Series on December 18, 1989 and by the shareholders of the California Income Series on December 30, 1991.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

                                  DISTRIBUTOR


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-04077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the California Income Series and the California Series under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the California Money Market Series and the other series (the Distribution Agreements), the Distributor incurs the expenses of distributing shares of the California Money Market Series and the Class A, Class B and Class C shares of the California Income Series and the California Series. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement for the California Series and the California Income Series, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed -- Distributor" in each Prospectus.

    Prior to January 22, 1990, the California Series offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the California Series (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the California Series (the Class B Plan). The Class A Plan became applicable to the California Income Series effective with the commencement of offering its Class A shares on December 3, 1990 and the Class B Plan became applicable to the California Income Series effective with the commencement of offering its Class B shares on December 6, 1993. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The

Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 12, 1998. The Class A Plan, as previously amended, was approved by Class A and Class B shareholders of the California Series and the California Income Series, and the Class B Plan, as previously amended, was approved by Class B shareholders of the California Series and the California Income Series on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) acted as the distributor of the shares of the Fund. On May 12, 1998, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan and the Distribution Agreement, adopted a new distribution agreement and an amendment to the Class A, Class B and Class C Plans, effective June 1, 1998, under which the responsibility for distribution was transferred from Prudential Securities to the Distributor.

    CLASS A PLAN. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received payments of $85,624 and $165,772 for the California Series and the California Income Series, respectively, under the Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received approximately $50,200 and $445,200 in initial sales charges with respect to the sale of Class A shares of the California Series and the California Income Series, respectively.

    CLASS B PLAN. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received $330,431 from the California Series under the Fund's Class B Plan and spent approximately $330,800 in distributing the Class B shares of the California Series during such period. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received $280,056 from the California Income Series under the Fund's Class B Plan and spent approximately $1,075,300 in distributing the Class B shares of the California Income Series during such period.

    For the fiscal year ended August 31, 1998, it is estimated that Prudential Securities, as the predecessor distributor, and the Distributor spent approximately the following amounts on behalf of the series of the Fund:

                                                           COMPENSATION     APPROXIMATE
               PRINTING AND    COMMISSION                 TO PRUSEC* FOR       TOTAL
                  MAILING      PAYMENTS TO    OVERHEAD      COMMISSION        AMOUNT
               PROSPECTUSES     FINANCIAL      COSTS        PAYMENTS TO      SPENT BY
                 TO OTHER      ADVISERS OF       OF       REPRESENTATIVES   DISTRIBUTOR
               THAN CURRENT    PRUDENTIAL    PRUDENTIAL      AND OTHER     ON BEHALF OF
SERIES         SHAREHOLDERS    SECURITIES   SECURITIES**    EXPENSES**        SERIES
------------  ---------------  -----------  ------------  ---------------  -------------
California
 Series.....  $      4,600     $  181,200   $  94,200     $    50,800      $    330,800
California
 Income
 Series.....  $      1,600     $  432,500   $ 554,100     $    87,100      $  1,075,300

------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received approximately $76,400 and $121,500 in contingent deferred sales charges for the Class B shares of the California Series and California Income Series, respectively.

    CLASS C PLAN. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received $33,686 and $5,164 from the California Income Series and the California Series, respectively, under the Fund's Class C Plan. For the fiscal year ended August 31, 1998,

Prudential Securities, as the predecessor distributor, and the Distributor spent approximately $42,500 and $12,400 in distributing the Class C shares of the California Income Series and the California Series, respectively. These amounts were expended primarily for the payment of account servicing fees. The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received approximately $3,300 and $2,400 on behalf of the California Income Series and the California Series, respectively, in contingent deferred sales charges attributable to Class C shares.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the California Income Series and the California Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 12, 1998.

    CALIFORNIA MONEY MARKET SERIES PLAN OF DISTRIBUTION. The California Money Market Series' Plan of Distribution (the CMMS Plan) was last approved by the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the CMMS Plan or in any agreements related to the CMMS Plan, at a meeting called for the purpose of voting on the CMMS Plan, on May 12, 1998, and by shareholders of the California Money Market Series on December 18, 1989. For the fiscal year ended August 31, 1998, Prudential Securities, as the predecessor distributor, and the Distributor incurred distribution expenses of $359,063 with respect to the California Money Market Series, all of which were recovered by Prudential Securities or the Distributor through the distribution fee paid by the California Money Market Series.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser.

Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of the Fund, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which Prudential Securities (or any affiliate), during the existence of the group, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, dealers or futures commission merchants other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1996, 1997 and 1998, the California Series paid brokerage commissions of $19,688, $9,450 and $10,448 respectively, on certain futures transactions. The California Series paid no brokerage commissions to Prudential Securities during those periods. During the fiscal years ended August 31, 1996, 1997 and 1998, the California Money Market Series paid no brokerage commissions. During the fiscal years ended August 31, 1996, 1997 and 1998, the California Income Series paid brokerage commissions of $15,942, $13,633 and $10,448 respectively. None of the brokerage commissions paid by the California Income Series were paid to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of the California Series and the California Income Series of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent-deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the California Series and the California Income Series are offered to a limited group of investors at NAV without a sales charge. See "Shareholder Guide -- How to Buy Shares of the Fund" in the Prospectuses of the California Series and the California Income Series.


    Each class of shares represents an interest in the same portfolio of investments of each such Series and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account -- Exchange Privilege."

    For a description of the methods of purchasing shares of the California Money Market Series, see the Prospectus of the California Money Market Series.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the California Income Series and the California Series and the Distributor, Class A shares are sold at a maximum sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and and Class B* and Class Z shares are sold at NAV. Using the NAV of these Series at August 31, 1998, the maximum offering price of the Series' shares would have been as follows:


                                                                                                        CALIFORNIA
                                                                                           CALIFORNIA     INCOME
                                                                                             SERIES       SERIES
                                                                                           -----------  -----------
CLASS A
-----------------------------------------------------------------------------------------
Net asset value and redemption price per Class A share...................................   $   12.22    $   11.19
Maximum initial sales charge (3% of offering price)......................................         .38          .35
                                                                                           -----------  -----------
Offering price to public.................................................................   $   12.60    $   11.54
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS B
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class B share*..................   $   12.22    $   11.19
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS C
-----------------------------------------------------------------------------------------
Net asset value and redemption price per Class C share...................................   $   12.22    $   11.19
Maximum initial sales charge (1% of offering price)**....................................         .12          .11
                                                                                           -----------  -----------
Offering price to public.................................................................   $   12.34    $   11.30
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS Z
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class Z share...................   $   12.23    $   11.19
                                                                                           -----------  -----------
                                                                                           -----------  -----------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus of each applicable Series.

** Prior to November 2, 1998, Class C Shares were sold without an initial sales charge.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide -- Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) one or more employee benefit plans of a company controlled by an individual; and

    (h) (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through the Distributor and through your Dealer will not be aggregated to determine the reduced sales charge.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the California Series or the California Income Series to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the California Series or the California Income Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

    The contingent deferred sales charge (CDSC) is waived under circumstances described in the applicable Prospectuses. See "Shareholder Guide -- How to Sell Your Shares -- Waiver of Contingent Deferred Sales Charges -- Class B Shares" in the Prospectus of each applicable Series. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate
                                                  or, in the case of a trust, a copy of the
                                                  grantor's death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability - An individual will be considered     A copy of the Social Security Administration
disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful activity by reason of any     physician's letterhead stating that the
medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in     grantor) is permanently disabled. The letter
death or to be of long-continued and indefinite   must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT -- CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                    CONTINGENT DEFERRED SALES CHARGE AS A
                                 PERCENTAGE OF DOLLARS INVESTED OR REDEMPTION
                                                   PROCEEDS
YEAR SINCE PURCHASE PAYMENT     ----------------------------------------------
 MADE                            $500,001 TO $1 MILLION      OVER $1 MILLION
------------------------------  ------------------------   -------------------
First.........................               3.0%                    2.0%
Second........................               2.0%                    1.0%
Third.........................               1.0%                    0  %
Fourth and thereafter.........               0  %                    0  %

    You must notify the Transfer Agent, the Distributor or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Series of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the Dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholders will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The California Income Series and the California Series make available to their shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the California Income Series and the California Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the California Income Series and the California Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series) (Class A Shares)
        (U.S. Treasury Money Market Series) (Class A Shares)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets, Inc. (Class A shares)

       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the California Income Series and the California Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No sales charge will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the California Income Series and the California Series may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Series, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of the California Income Series and the California Series without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)
------------------------

    (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                $100,000    $150,000    $200,000    $250,000
--------------------------------------------------  ---------   ---------   ---------   ---------
25 Years..........................................  $    110    $    165    $    220    $    275
20 Years..........................................       176         264         352         440
15 Years..........................................       296         444         592         740
10 Years..........................................       555         833       1,110       1,388
 5 Years..........................................     1,371       2,057       2,742       3,428
See "Automatic Investment Plan below."

------------------------

    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the California Income Series or the California Series monthly by authorizing his or her bank account or Prudential Securities account (including a COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus of each applicable Series.

    In the case of shares held through the Transfer Agent, (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and distributions automatically reinvested in additional full and fractional shares at NAV on shares held under the plan. See "Shareholder Investment Account -- Automatic Reinvestment of Dividends and/or Distributions."

    The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholders.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE CALIFORNIA MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services LLC (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the California Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.

    CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

    REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.

MUTUAL FUND PROGRAMS

    From time to time, the Fund (or a Series of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, Prudential/Pruco Securities Representative, or other Dealer concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The NAV of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute its NAV daily at 4:15 P.M., New York time, for the California Series and the California Income Series and at 4:30 P.M., New York time, for the California Money Market Series on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the applicable series have been received or on days on which changes in the value of the portfolio securities of that series do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the California Series and the California Income Series) and between such closing and 4:30 P.M., New York time (with respect to shares of the California Money Market Series). The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term instruments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The California Money Market Series uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the California Money Market Series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with regulations of the SEC. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the California Money Market Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the California Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the California Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.

                            PERFORMANCE INFORMATION

CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES

    YIELD. Each of the California Series and California Income Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period.

    The series' yield is computed according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)TO THE POWER OF 6 - 1]
                             cd

    Where:    a  =  dividends and interest earned during the period.
              b  =  expenses accrued for the period (net of reimbursements).
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d  =  the maximum offering price per share on the last day of the period.

The California Series' yield for Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 1998 was 4.04%, 3.77%, 3.52% and 4.26%, respectively. The California Income Series' yield for its Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 1998 was 4.15%, 3.89%, 3.64% and 4.38%, respectively (4.10%, 3.84%, 3.59% and 4.33%, respectively, without management fee waivers).

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    The California Series and California Income Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The California Series and California Income Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1998, the California Series' tax equivalent yield (assuming a federal tax rate of 36%) for Class A, Class B, Class C and Class Z shares was 6.96%, 6.49%, 6.06% and 7.34%, respectively. The California Income Series' tax equivalent yield (assuming a federal tax rate of 36%) for its Class A, Class B, Class C, and Class Z shares for the 30 days ended August 31, 1998 was 7.15%, 6.70%, 6.27% and 7.55%, respectively (7.06%, 6.62%, 6.18% and 7.46%, respectively, without management fee waivers).

    AVERAGE ANNUAL TOTAL RETURN. Each of the California Series and California Income Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable Series.

    Average annual total return is computed according to the following formula:
                         P(1+T)TO THE POWER OF n = ERV

    Where:  P  = a hypothetical initial payment of $1000.
            T  = average annual total return.
            n  = number of years.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The California Series' average annual total returns for the periods ended August 31, 1998 are as follows:

                                                   CLASS A                        CLASS B
                                     -----------------------------------   ---------------------
                                      ONE    FIVE      FROM     INCEPTION   ONE    FIVE     TEN
                                     YEAR    YEARS   INCEPTION    DATE     YEAR    YEARS   YEARS
                                     -----   -----   --------   --------   -----   -----   -----
Average Annual Total Return........  5.86%   5.39%     7.28%    1/22/90    3.70%   5.46%   7.36%
Average Annual Total Return without
 Subsidy/Waiver....................  5.86%   5.35%     7.26%    1/22/90    3.70%   5.43%   7.35%

                                                  CLASS C                          CLASS Z
                                       ------------------------------   ------------------------------
                                         ONE        FROM     INCEPTION    ONE        FROM     INCEPTION
                                         YEAR     INCEPTION    DATE       YEAR     INCEPTION    DATE
                                       --------   --------   --------   --------   --------   --------
Average Annual Total Return........      7.43%      7.00%     8/1/94      9.24%      9.03%    9/18/96
Average Annual Total Return without
 Subsidy/Waiver....................      7.43%      6.96%     8/1/94      9.24%      8.99%    9/18/96


    The California Income Series' average annual total returns for the periods ended August 31, 1998 are as follows:

                                                                            CLASS A                             CLASS B
                                                              ------------------------------------   -----------------------------
                                                               ONE    FIVE     FROM      INCEPTION    ONE      FROM      INCEPTION
                                                              YEAR    YEARS  INCEPTION     DATE      YEAR    INCEPTION     DATE
                                                              -----   -----  ---------   ---------   -----   ---------   ---------
Average Annual Total Return.................................  7.00%   6.70 %   8.49%      12/3/90    4.87%     6.74%      12/7/93
Average Annual Total Return without Subsidy/Waiver..........  7.00%   6.49 %   8.19%      12/3/90    4.87%     6.56%      12/7/93

                                                                         CLASS C                         CLASS Z
                                                              -----------------------------   -----------------------------

                                                               ONE      FROM      INCEPTION    ONE      FROM      INCEPTION
                                                              YEAR    INCEPTION     DATE      YEAR    INCEPTION     DATE
                                                              -----   ---------   ---------   -----   ---------   ---------
Average Annual Total Return.................................  8.60%     7.84%      8/1/94     10.42%    9.90%      9/18/96
Average Annual Total Return without Subsidy/Waiver..........  8.60%     7.68%      8/1/94     10.37%    9.85%      9/18/96

    AGGREGATE TOTAL RETURN. Each of the California Series and California Income Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable Series. Aggregate total return represents the cumulative change in the value of an investment in one of the Series and is computed according to the following formula:

                                    ERV - P
                                    --------
                                       P

    Where:  P  = a hypothetical initial payment of $1000.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The California Series' aggregate total returns for the periods ended August 31, 1998 are as follows:

                                              CLASS A                        CLASS B
                                -----------------------------------   ---------------------
                                 ONE    FIVE      FROM     INCEPTION   ONE    FIVE     TEN
                                YEAR    YEARS   INCEPTION    DATE     YEAR    YEARS   YEARS
                                -----   -----   --------   --------   -----   -----   -----
Aggregate Total Return........  9.13%   34.01%   88.70%    1/22/90    8.70%   31.47%  103.48%
Aggregate Total Return without
 Subsidy/Waiver...............  9.13%   33.79%   88.39%    1/22/90    8.70%   31.25%  103.15%

                                             CLASS C                          CLASS Z
                                  ------------------------------   ------------------------------
                                    ONE        FROM     INCEPTION    ONE        FROM     INCEPTION
                                    YEAR     INCEPTION    DATE       YEAR     INCEPTION    DATE
                                  --------   --------   --------   --------   --------   --------
Aggregate Total Return........      8.43%     31.81%     8/1/94      9.24%     18.36%    9/18/96
Aggregate Total Return without
 Subsidy/Waiver...............      8.43%     31.59%     8/1/94      9.24%     18.26%    9/18/96


    The California Income Series' aggregate total returns for the periods ended August 31, 1997 are as follows:

                                                                   CLASS A                             CLASS B
                                                    -------------------------------------   -----------------------------
                                                     ONE     FIVE     FROM      INCEPTION    ONE      FROM      INCEPTION
                                                    YEAR    YEARS   INCEPTION     DATE      YEAR    INCEPTION     DATE
                                                    -----   ------  ---------   ---------   -----   ---------   ---------
Aggregate Total Return............................  10.31%  42.55%   93.75%      12/3/90    9.87%    37.15%      12/7/93
Aggregate Total Return without Subsidy/Waiver.....  10.26%  41.15%   89.59%      12/3/90    9.82%    36.04%      12/7/93

                                                                 CLASS C                         CLASS Z
                                                      -----------------------------   -----------------------------
                                                       ONE      FROM      INCEPTION    ONE      FROM      INCEPTION
                                                      YEAR    INCEPTION     DATE      YEAR    INCEPTION     DATE
                                                      -----   ---------   ---------   -----   ---------   ---------
Aggregate Total Return............................    9.60%    36.10%      8/1/94     10.42%   20.20%      9/18/96
Aggregate Total Return without Subsidy/Waiver.....    9.55%    35.25%      8/1/94     10.37%   20.09%      9/18/96

CALIFORNIA MONEY MARKET SERIES

    The California Money Market Series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the California Money Market Series' portfolio and its operating expenses. The California Money Market Series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The California Money Market Series' annualized seven-day current yield and effective annual yield as of August 31, 1998 was 2.37% and 2.40%, respectively.

    The California Money Market Series may also calculate its tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The California Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 39.6%) as of August 31, 1998 was 4.08%.

    Comparative performance information may be used from time to time in advertising or marketing the California Money Market Series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The California Money Market Series' yield fluctuates, and an annualized yield quotation is not a representation by the California Money Market Series as to what an investment in the California Money Market Series will actually yield for any given period. Yield for the California Money Market Series will vary based on a number of factors including changes in market conditions, and level of interest rates and the level of California Money Market Series income and expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation. (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A LOOK AT PERFORMANCE OVER THE LONG-TERM
AVERAGE ANNUAL RETURNS
1/1/26-12/31/97
Common Stocks                                             11.0%
Long-Term Gov't. Bonds                                     5.2%
Inflation                                                  3.1%

    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation -- 1998 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional Fund shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last previous business day on which the Fund is open for business. Accordingly, a shareholder of the California Series and the California Income Series who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor in the California Series and the California Income Series whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday does not begin earning dividends until the following business day. For series other than California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily. For the California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily plus/minus any capital gains/losses.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of the series.

    The per share dividends on Class B and Class C shares of the California Series and the California Income Series will be lower than the per share dividends on Class A shares of the California Series and the California Income Series, respectively, as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during the taxable year which it distributes to its shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon; (b) with respect to tax years beginning on or before August 5, 1997, derive less than 30% of its annual gross income (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and (d) distribute to its shareholders at least 90% of its net investment income, including net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax exempt interest income in each year.

    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account
(i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

    Distributions of taxable net investment income and of the excess of net short-term capital gain over the net long-term capital loss are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as short-term, mid-term or long-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders are computed by taking into account any capital loss carryforward of the series.

    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the series at its original issue.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of the series, all outstanding put options or other Section 1256 contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income. Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Series makes a "constructive sale" of an appreciated financial position. A Series generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

    Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than

12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

    If any net capital gains from the sale of securities held for more than 12 months in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their series shares by the differences between their PRO RATA share of such gains and their tax credit.

    Any short-term capital loss realized upon the redemption of shares within 6 months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

    Any loss realized on a sale, redemption or exchange of shares of a Series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected. In such case, each series would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    A shareholder who acquires shares of a Series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

CALIFORNIA TAXATION

    In any year in which each series qualifies as a regulated investment company under the Internal Revenue Code (as in effect January 1, 1997) and is exempt from federal income tax under such rules, (i) such series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii) provided 50% or more of the value of the total assets of such series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, such series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

    Individual shareholders of a series who reside in California will not be subject to California personal income tax on distributions received from the series to the extent such distributions are attributable to interest received by the series during its taxable year on obligations which (when held by an individual) pay interest that is exempt from taxation under California law. Distributions from such series which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by a series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a series will not be deductible for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

    Shares of the Fund will not be subject to the California property tax.

    The foregoing is only a summary of some of the important California income tax considerations generally affecting the Fund and its shareholders. The Fund has obtained an opinion of its California tax counsel which confirms these state tax consequences for California resident individuals and corporations. No attempt is made to present a detailed explanation of the California personal income tax treatment of a series or its shareholders, and this discussion is not intended as a substitute for careful planning. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investments in the Fund and their own California tax situation.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund has advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business trust include the requirement that corporations hold annual meetings of shareholders, which business trusts are not required to do.

    The Fund and each series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in three series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series of the Fund represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of that series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they chose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                            INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed -- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each Series.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, in addition to a new set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1998, the Fund incurred fees of approximately $180,700 ($52,900 for the California Series, $81,200 for the California Money Market Series and $46,600 for the California Income Series) for the services of PMFS.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA SERIES
-------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.5%
---------------------------------------------------------------------------------------------------------------------------------
Alisal Union Sch. Dist.,
   Capital Apprec., Ser C, F.G.I.C.                          Aaa               Zero        8/01/12    $ 1,025        $    526,840
   Capital Apprec., Ser C, F.G.I.C.                          Aaa               Zero        8/01/14      1,030             472,234
   Capital Apprec., Ser C, F.G.I.C.                          Aaa               Zero        8/01/16      1,005             415,578
   Capital Apprec., Ser C, F.G.I.C.                          Aaa               Zero        8/01/21      1,635             520,093
Arcadia Unified Sch. Dist., Gen. Oblig. 1993, Ser. A,
   M.B.I.A.                                                  Aaa               Zero        9/01/10      1,765           1,017,876
Baldwin Park Pub. Fin. Auth. Rev., Tax Alloc.                BBB(d)            7.05%       9/01/14      1,020           1,145,807
Berkeley Hosp. Rev., Alta Bates Hosp. Corp.                  Aaa               7.65       12/01/15      1,500(c)        1,619,160
Brea Pub. Fin. Auth. Rev., Sub. Tax Alloc. Redev.
   Proj., Ser. C                                             NR                8.10        3/01/21      5,000           5,375,000
Buena Park Cmnty. Redev. Agcy., Central Bus. Dist.
   Proj.                                                     BBB+(d)           7.10        9/01/14      2,500           2,744,550
California Commerce Cmnty. Dev. Tax Alloc. Redev.
   Proj., Ser. A                                             NR                5.65        8/01/18      1,175           1,189,170
California Hlth. Facs. Fin. Ins. Scripps, Ser. C             Aaa               5.00       10/01/22        500             493,090
California St. Hlth. Facs. Fin. Auth. Rev.,
   Eskaton Properties                                        NR                7.50        5/01/20      4,500(c)(e)     4,861,845
   Valleycare Hosp. Corp.                                    A+(d)             5.50        5/01/20      2,250           2,347,650
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge.,
   Ser. A                                                    Aa                Zero        2/01/15      8,420           1,794,976
Chula Vista Redev. Agcy., Bayfront Tax Alloc.                BBB+(d)           7.625       9/01/24      4,500           5,286,375
Contra Costa Cnty., Spec. Tax Cmnty. Facs. Dist.
   Pleasant Hill                                             NR                8.125       8/01/16      1,300(c)        1,430,559
Desert Hosp. Dist., Cert. of Part.                           AAA(d)            8.10        7/01/20      5,000(c)(e)     5,495,600
East Palo Alto Sanit. Dist., Cert. of Part.                  NR                8.25       10/01/15      1,295           1,389,626
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev.
   Projs., Ser. A                                            NR                7.90        8/01/21      4,200(c)        4,754,988
Fontana Cmnty. Facs., Dist. No. 2, Spec. Tax Rev., Ser.
   B                                                         NR                8.50        9/01/17      3,000           3,060,000
Foothill/Eastern Trans. Corridor Agcy.,
   Toll Rd. Rev., 1995-A                                     Baa               Zero        1/01/16      5,000           2,053,650
   Toll Rd. Rev.                                             Baa               Zero        1/01/18      2,950           1,083,181
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev., A.M.T.        BBB+(d)           7.20       10/01/14      1,225           1,386,394
La Canada Unified Sch. Dist.,
   Capital Apprec., F.G.I.C.                                 Aaa               Zero        8/01/12      1,600             822,384
   Unltd. Tax Gen. Oblig., F.G.I.C.                          Aaa               Zero        8/01/13      1,680             814,834
Long Beach Harbor Rev., Ser. A, A.M.T., F.G.I.C.             Aaa               6.00        5/15/16      5,500           6,245,415
Long Beach Redev. Agcy. Dist. No. 3, Spec. Tax Rev.          NR                6.375       9/01/23      3,000           3,232,830
Los Angeles Cnty., Cert. of Part., Correctional Facs.
   Proj., M.B.I.A.                                           Aaa               Zero        9/01/10      3,770(c)        2,202,396
Los Angeles Cnty., Hsg. Auth., Multi-fam. Mtge. Rev.,
   Mayflower Gardens Proj., Ser. K, G.N.M.A.                 NR                8.875      12/20/10      2,100(c)(e)     2,393,559
Los Angeles Conv. & Exhib. Ctr. Auth., Cert. of Part.        Aaa               9.00       12/01/10      1,250(c)(e)     1,644,462
Met. Wtr. Dist. of Southern California,
   Reg. Linked S.A.V.R.S. & R.I.B.S.                         AA                5.75        8/12/18      1,000           1,118,250
   Waterworks Rev Rfdg., Ser. A, 1993                        AA                5.75        7/01/21      4,000           4,487,520
Midpeninsula Regional Open Space Dist. Fin. Auth. Rev.,
   1996, A.M.B.A.C.                                          Aaa               Zero        9/01/15      3,000           1,291,440

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-51

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA SERIES
-------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Mojave Desert Solid Wst. Victor Vally Materials, Recov.
   Fac., A.M.T.                                              Baa1              7.875%      6/01/20     $ 1,175        $  1,358,476
Orange Cnty. Loc. Trans. Auth.,
   Linked S.A.V.R.S. & R.I.B.S., A.M.B.A.C. Linked
      R.I.B.S.                                               Aaa               6.20        2/14/11      8,000           9,242,960
   Linked R.I.B.S.                                           Aa3               6.20        2/14/11        750             976,875
Pasadena California Spec. Tax,
   Capital Apprec., Cmnty. Facs., Dist. 1-A, F.S.A.          Aaa               Zero       12/01/16      1,015             412,872
   Capital Apprec., Cmnty. Facs., Dist. 1-A, F.S.A.          Aaa               Zero       12/01/17      1,080             416,621
   Capital Apprec., Cmnty. Facs., Dist. 1-A, F.S.A.          Aaa               Zero       12/01/18      1,210             442,485
   Capital Apprec., Cmnty. Facs., Dist. 1-A, F.S.A.          Aaa               Zero       12/01/18      1,310             453,941
   Capital Apprec., Cmnty. Facs., Dist. 1-A, F.S.A.          Aaa               Zero       12/01/20      1,405             463,186
Petaluma City Joint Union High Sch. Dist.,
   Capital Apprec., M.B.I.A.                                 Aaa               Zero        8/01/14      1,170             536,422
   Capital Apprec., M.B.I.A.                                 Aaa               Zero        8/01/15      1,600             697,344
   Capital Apprec., M.B.I.A.                                 Aaa               Zero        8/01/16      1,455             601,657
   Capital Apprec., M.B.I.A.                                 Aaa               Zero        8/01/17      3,015           1,182,392
Redding Elec. Sys. Rev., Cert. of Part., Linked
   S.A.V.R.S. & R.I.B.S., M.B.I.A.                           Aaa               6.368       7/01/22      3,550           4,161,913
Roseville City Sch. Dist., Cap. Apprec., Ser. A,
   F.G.I.C.                                                  Aaa               Zero        8/01/10      1,230             712,059
San Bernardino Cnty.,
   Cert. of Part, Med. Ctr. Fin. Proj., M.B.I.A.             Aaa               5.50        8/01/22      4,400           4,775,804
   Fin. Auth. Ref. Impt., Granada Hills, Ser. A              BBB(d)            6.90        5/01/27      1,715           1,912,002
San Francisco City & Cnty.,
   Redev. Agcy., Lease Rev., Cap. Apprec.                    A1                Zero        7/01/09      2,000           1,210,380
   Redev. Proj. Cap. Apprec., M.B.I.A.                       Aaa               Zero        8/01/22      2,000             604,900
San Francisco International Airport Rev. Commission
   International Airport Rev., Ser. 16B, F.S.A.              Aaa               4.75        5/01/29      1,000             958,660
San Jose, Unified Sch. Dist., Santa Clara,
   Gen. Oblig., Ser. A, F.G.I.C.                             Aaa               Zero        8/01/17      1,350             529,429
   Gen. Oblig., Ser. A, F.G.I.C.                             Aaa               Zero        8/01/21      2,980             947,938
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Tax Alloc. Sub.
   Ln., Ser. B                                               AAA(d)            7.625       9/01/21      2,350(c)        2,504,959
Santa Margarita, Dana Point Auth.,
   Impvt. Dists. 3, Ser. B, M.B.I.A.                         Aaa               7.25        8/01/08      2,500           3,098,200
   Impvt. Dists. 3, Ser. A, M.B.I.A.                         Aaa               7.25        8/01/09      1,400           1,752,576
   Impvt. Dists. 3, Ser. B, M.B.I A                          Aaa               7.25        8/01/09      1,000           1,251,840
   Impvt. Dists. 3, Ser. B, M.B.I.A.                         Aaa               7.25        8/01/14      1,000           1,288,750
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C.                             Aaa               6.50        8/15/10        750             895,965
   Spec. Tax Rev., M.B.I.A.                                  Aaa               7.00        9/01/11      3,500(e)        4,358,060
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                A                 6.75        7/01/10      2,265           2,712,292
   Proj. Rev.                                                A                 6.75        7/01/11      1,195           1,435,398

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-52

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA SERIES
-------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                A                 6.75%       7/01/12   $  2,935        $  3,545,011
   Proj. Rev.                                                A                 6.75        7/01/13      4,000           4,844,440
   Proj. Rev., A.M.B.A.C.                                    Aaa               Zero        7/01/16      7,925(c)(e)     3,336,663
   Transmission Proj. Rev. Rfdg., Ser. A, F.G.I.C.           Aaa               Zero        7/01/12      7,080(c)        3,708,291
Stockton Cmnty. Facs. Dist. No. 90-2, Brookside Estates      NR                6.20        8/01/15        700             733,628
Sulphur Springs Union Sch. Dist., Ser. A, M.B.I.A.           Aaa               Zero        9/01/09      2,000           1,220,580
Torrance Redev. Agcy., Rfdg. Tax. Alloc., Downtown
   Redev.                                                    Baa               7.125       9/01/21      1,580(c)        1,759,915
Vacaville Cmnty. Redev. Agcy., Cmnty. Hsg. Fin.
   Multi-family                                              A(d)              7.375      11/01/14      1,110           1,198,811
Victor Valley Union High Sch. Dist.,
   Gen. Oblig., M.B.I.A.                                     Aaa               Zero        9/01/09      2,075           1,266,352
   Gen. Oblig., M.B.I.A.                                     Aaa               Zero        9/01/15      5,070           2,200,684
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser.
   91                                                        NR                7.75       10/01/06        730(c)          803,139
Walnut Valley Unified Sch. Dist., M.B.I.A.                   Aaa               6.00        8/01/15      1,870(c)        2,153,810
                                                                                                                     ------------
Total long-term investments (cost $134,280,623)                                                                       153,385,012
SHORT-TERM INVESTMENTS--0.1%
California St. Poll. Ctrl. Fin. Auth., Pacific Gas &
   Elec Co., Ser. 96-C, F.R.D.D. (cost $200,000)             P-1               3.20        9/01/98        200             200,000
                                                                                                                     ------------
Total Investments--98.6%
(cost $134,480,623; Note 4)                                                                                           153,585,012
Other assets in excess of liabilities--1.4%                                                                             2,108,083
                                                                                                                     ------------
Net Assets--100%                                                                                                     $155,693,095
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     G.N.M.A.--Government National Mortgage Association.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bearing Securities.
     S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) Segregated as collateral for financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-53

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA SERIES
--------------------------------------------------------------------------------

 Assets                                                                                                         August 31, 1998
Investments, at value (cost $134,480,623)..................................................................       $ 153,585,012
Cash.......................................................................................................              31,891
Interest receivable........................................................................................           2,026,655
Receivable for Series shares sold..........................................................................             535,665
Due from broker-variation margin...........................................................................              10,000
Other assets...............................................................................................               3,940
                                                                                                                 ---------------
   Total assets............................................................................................         156,193,163
                                                                                                                 ---------------
Liabilities
Payable for Series shares reacquired.......................................................................             203,138
Dividends payable..........................................................................................             120,956
Accrued expenses...........................................................................................              68,030
Management fee payable.....................................................................................              65,351
Distribution fee payable...................................................................................              34,588
Deferred trustee's fees....................................................................................               8,005
                                                                                                                 ---------------
   Total liabilities.......................................................................................             500,068
                                                                                                                 ---------------
Net Assets.................................................................................................       $ 155,693,095
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................       $     127,405
   Paid-in capital in excess of par........................................................................         139,476,338
                                                                                                                 ---------------
                                                                                                                    139,603,743
   Accumulated net realized loss on investments............................................................          (3,162,537)
   Net unrealized appreciation on investments..............................................................          19,251,889
                                                                                                                 ---------------
Net assets, August 31, 1998................................................................................       $ 155,693,095
                                                                                                                 ---------------
                                                                                                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($91,356,692 / 7,474,900 shares of beneficial interest issued and outstanding).......................              $12.22
   Maximum sales charge (3% of offering price).............................................................                 .38
                                                                                                                 ---------------
   Maximum offering price to public........................................................................              $12.60
                                                                                                                 ---------------
                                                                                                                 ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($62,042,800 / 5,077,985 shares of beneficial interest issued and outstanding).......................              $12.22
                                                                                                                 ---------------
                                                                                                                 ---------------
Class C:
   Net asset value, offer price and redemption price per share
      ($1,256,763 / 102,861 shares of beneficial interest issued and outstanding)..........................              $12.22
                                                                                                                 ---------------
                                                                                                                 ---------------
Class Z:
   Net asset value, offer price and redemption price per share
      ($1,036,840 / 84,803 shares of beneficial interest issued and outstanding)...........................              $12.23
                                                                                                                 ---------------
                                                                                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

PRUDENTIAL MUNICIPAL SERIES FUND
CALIFORNIA SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
Income
   Interest...................................     $ 9,137,678
                                                 ---------------
Expenses
   Management fee.............................         766,228
   Distribution fee--Class A..................          85,624
   Distribution fee--Class B..................         330,431
   Distribution fee--Class C..................           5,164
   Custodian's fees and expenses..............          79,000
   Transfer agent's fees and expenses.........          73,000
   Registration fees..........................          43,000
   Reports to shareholders....................          42,000
   Audit fee and expenses.....................          13,000
   Legal fees and expenses....................          10,000
   Trustees' fees and expenses................           7,000
   Miscellaneous..............................           5,139
                                                 ---------------
      Total expenses..........................       1,459,586
                                                 ---------------
Net investment income.........................       7,678,092
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         356,592
   Financial futures transactions.............        (631,447)
                                                 ---------------
                                                      (274,855)
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       5,541,801
   Financial futures contracts................         205,625
                                                 ---------------
                                                     5,747,426
                                                 ---------------
Net gain on investments.......................       5,472,571
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $13,150,663
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CALIFORNIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1998              1997
Operations
   Net investment income..........   $   7,678,092     $  8,269,890
   Net realized gain (loss) on
      investment transactions.....        (274,855)       1,514,692
   Net change in unrealized
      appreciation of
      investments.................       5,747,426        3,405,416
                                    ---------------    ------------
   Net increase in net assets
      resulting from operations...      13,150,663       13,189,998
                                    ---------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................      (4,438,300)      (4,328,873)
      Class B.....................      (3,163,906)      (3,893,152)
      Class C.....................         (31,174)         (23,434)
      Class Z.....................         (44,712)         (24,431)
                                    ---------------    ------------
                                        (7,678,092)      (8,269,890)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................         (53,531)         (14,903)
      Class B.....................         (42,305)         (14,710)
      Class C.....................            (231)            (110)
      Class Z.....................            (526)             (68)
                                    ---------------    ------------
                                           (96,593)         (29,791)
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................      13,997,164        8,712,231
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       4,324,099        4,528,865
   Cost of shares reacquired......     (20,676,442)     (24,068,018)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...      (2,355,179)     (10,826,922)
                                    ---------------    ------------
Total increase (decrease).........       3,020,799       (5,936,605)
Net Assets
Beginning of year.................     152,672,296      158,608,901
                                    ---------------    ------------
End of year.......................   $ 155,693,095     $152,672,296
                                    ---------------    ------------
                                    ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              CALIFORNIA SERIES
--------------------------------------------------------------------------------

Prudential California Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Series (the "Series") commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio of securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $96,593, increase accumulated net realized loss by $96,898 and increase paid-in capital by $305, due to the
--------------------------------------------------------------------------------
                                       B-56

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            CALIFORNIA SERIES
--------------------------------------------------------------------------------

sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they have received approximately $50,200 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the year ended August 31, 1998, they received approximately $76,400 and $2,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $52,900 for the services of PMFS. As of August 31, 1998, approximately $3,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998 were $16,820,140 and $22,153,086, respectively.

During the year ended August 31, 1998, the Fund entered into financial futures contracts. Details of open contracts at August 31, 1998 are as follows:

                                                       Value at        Value at        Unrealized
 Number of                            Expiration      August 31,        Trade         Appreciation
 Contracts            Type               Date            1998            Date        (Depreciation)
-----------    -------------------    -----------    ------------     ----------     --------------
               Short Position:           Sept.
  80           Muni Bond                 1998        $ 10,130,000     $9,927,500       $ (202,500)
               Long Position:            Sept.
  80           30 yr. U.S. T-Bond        1998          10,170,000      9,820,000          350,000
                                                                                     --------------
                                                                                       $  147,500
                                                                                     --------------
                                                                                     --------------

--------------------------------------------------------------------------------
                                       B-57

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  CALIFORNIA SERIES
--------------------------------------------------------------------------------

The cost basis of investments for federal income tax purposes at August 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $19,104,389 (gross unrealized appreciation--$19,257,477; gross unrealized depreciation--$153,088).

For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1998 of approximately $2,948,700, of which, $2,945,800 expires in 2003 and $2,900 expires in 2006. The Fund will elect to treat net realized capital losses of approximately $66,300 incurred in the ten-month period ended August 31, 1998 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     551,486    $  6,650,320
Shares issued in reinvestment of
  dividends and distributions.......     210,942       2,535,590
Shares reacquired...................    (767,076)     (9,222,647)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................      (4,648)        (36,737)
Shares issued upon conversion from
  Class B...........................     571,041       6,863,328
                                      ----------    ------------
Net increase in shares
  outstanding.......................     566,393    $  6,826,591
                                      ----------    ------------
                                      ----------    ------------
Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     217,828    $  2,553,793
Shares issued in reinvestment of
  dividends and distributions.......     205,336       2,392,394
Shares reacquired...................    (867,579)    (10,113,668)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (444,415)     (5,167,481)
Shares issued upon conversion from
  Class B...........................     980,623      11,397,357
                                      ----------    ------------
Net increase in shares
  outstanding.......................     536,208    $  6,229,876
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     493,897    $  5,944,373
Shares issued in reinvestment of
  dividends and distributions.......     143,690       1,726,117
Shares reacquired...................    (929,330)    (11,183,208)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (291,743)     (3,512,718)
Shares reacquired upon conversion
  into Class A......................    (571,041)     (6,863,328)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (862,784)   $(10,376,046)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................     458,940    $  5,365,324
Shares issued in reinvestment of
  dividends and distributions.......     179,511       2,089,875
Shares reacquired...................  (1,168,280)    (13,597,983)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (529,829)     (6,142,784)
Shares reacquired upon conversion
  into Class A......................    (980,623)    (11,397,357)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,510,452)   $(17,540,141)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      87,614    $  1,056,749
Shares issued in reinvestment of
  dividends and distributions.......       2,094          25,178
Shares reacquired...................     (15,196)       (183,128)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      74,512    $    898,799
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold.........................       7,546    $     88,551
Shares issued in reinvestment of
  dividends and distributions.......       1,947          22,646
Shares reacquired...................     (28,622)       (334,140)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (19,129)   $   (222,943)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       B-58

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               CALIFORNIA SERIES
--------------------------------------------------------------------------------

Class Z                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      28,803    $    345,722
Shares issued in reinvestment of
  dividends and distributions.......       3,094          37,214
Shares reacquired...................      (7,224)        (87,459)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      24,673    $    295,477
                                      ----------    ------------
                                      ----------    ------------
September 18, 1996(a) through August
  31, 1997:
Shares sold.........................      60,003    $    704,563
Shares issued in reinvestment of
  dividends and distributions.......       2,051          23,950
Shares reacquired...................      (1,924)        (22,227)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      60,130    $    706,286
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-59

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                      CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                    Class A
                                            -------------------------------------------------------
                                                             Year Ended August 31,
                                            -------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                            -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 11.80     $ 11.44     $ 11.49     $ 11.30     $ 12.16
                                            -------     -------     -------     -------     -------
Income from investment operations
Net investment income...................        .62         .65(a)      .65(a)      .66(a)      .65
Net realized and unrealized gain (loss)
   on investment transactions...........        .43         .36        (.05)        .19        (.74)
                                            -------     -------     -------     -------     -------
   Total from investment operations.....       1.05        1.01         .60         .85        (.09)
                                            -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income....       (.62)       (.65)       (.65)       (.66)       (.65)
Distributions in excess of net
   investment income....................       (.01)      --(c)       --          --          --
Distributions from net realized gains...      --          --          --          --           (.12)
                                            -------     -------     -------     -------     -------
   Total distributions..................       (.63)       (.65)       (.65)       (.66)       (.77)
                                            -------     -------     -------     -------     -------
Net asset value, end of year............    $ 12.22     $ 11.80     $ 11.44     $ 11.49     $ 11.30
                                            -------     -------     -------     -------     -------
                                            -------     -------     -------     -------     -------
TOTAL RETURN(b):........................       9.13%       9.01%       5.23%       7.90%      (0.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $91,356     $81,535     $72,876     $68,403     $12,082
Average net assets (000)................    $85,624     $78,347     $71,119     $42,617     $11,812
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        .78%        .76%(a)     .81%(a)     .73%(a)     .73%
   Expenses, excluding distribution
      fees..............................        .68%        .66%(a)     .71%(a)     .63%(a)     .63%
   Net investment income................       5.18%       5.53%(a)    5.58%(a)    5.90%(a)    5.57%
For Class A, B, C and Z shares:
   Portfolio turnover rate..............         11%         14%         26%         44%         69%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                     Class B
                                            ---------------------------------------------------------
                                                              Year Ended August 31,
                                            ---------------------------------------------------------
                                             1998        1997        1996         1995         1994
                                            -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 11.80     $ 11.43     $ 11.49     $  11.29     $  12.15
                                            -------     -------     -------     --------     --------
Income from investment operations
Net investment income...................        .58         .60(a)      .60(a)       .62(a)       .60
Net realized and unrealized gain (loss)
   on investment transactions...........        .43         .37        (.06)         .20         (.74)
                                            -------     -------     -------     --------     --------
   Total from investment operations.....       1.01         .97         .54          .82         (.14)
                                            -------     -------     -------     --------     --------
Less distributions
Dividends from net investment income....       (.58)       (.60)       (.60)        (.62)        (.60)
Distributions in excess of net
   investment income....................       (.01)         --(c)       --           --           --
Distributions from net realized gains...         --          --          --           --         (.12)
                                            -------     -------     -------     --------     --------
   Total distributions..................       (.59)       (.60)       (.60)        (.62)        (.72)
                                            -------     -------     -------     --------     --------
Net asset value, end of year............    $ 12.22     $ 11.80     $ 11.43     $  11.49     $  11.29
                                            -------     -------     -------     --------     --------
                                            -------     -------     -------     --------     --------
TOTAL RETURN(b):........................       8.70%       8.67%       4.73%        7.56%       (1.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $62,043     $70,093     $85,190     $103,891     $184,985
Average net assets (000)................    $66,086     $75,935     $96,525     $136,275     $201,558
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.18%       1.16%(a)    1.21%(a)     1.13%(a)     1.13%
   Expenses, excluding distribution
      fees..............................        .68%        .66%(a)     .71%(a)      .63%(a)      .63%
   Net investment income................       4.78%       5.13%(a)    5.18%(a)     5.50%(a)     5.17%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                   Class C
                                            ------------------------------------------------------
                                                                                        August 1,
                                                                                         1994(d)
                                                     Year Ended August 31,               through
                                            ---------------------------------------     August 31,
                                             1998       1997       1996       1995         1994
                                            ------     ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $11.80     $11.43     $11.49     $11.29       $11.32
                                            ------     ------     ------     ------        -----
Income from investment operations
Net investment income...................       .55        .57(a)     .57(a)     .59(a)       .04
Net realized and unrealized gain (loss)
   on investment transactions...........       .43        .37       (.06)       .20         (.03)
                                            ------     ------     ------     ------        -----
   Total from investment operations.....       .98        .94        .51        .79          .01
                                            ------     ------     ------     ------        -----
Less distributions
Dividends from net investment income....      (.55)      (.57)      (.57)      (.59)        (.04)
Distributions in excess of net
   investment income....................      (.01)     --(c)         --         --           --
                                            ------     ------     ------     ------        -----
   Total distributions..................      (.56)      (.57)      (.57)      (.59)        (.04)
                                            ------     ------     ------     ------        -----
Net asset value, end of period..........    $12.22     $11.80     $11.43     $11.49       $11.29
                                            ------     ------     ------     ------        -----
                                            ------     ------     ------     ------        -----
TOTAL RETURN(b):........................      8.43%      8.40%      4.47%      7.29%         .05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $1,257     $  334     $  543     $  129       $  200(e)
Average net assets (000)................    $  689     $  480     $  286     $   76       $  199(e)
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      1.43%      1.41%(a)   1.46%(a)   1.38%(a)     1.71%(g)
   Expenses, excluding distribution
      fees..............................       .68%       .66%(a)    .71%(a)    .63%(a)      .96%(g)
   Net investment income................      4.53%      4.88%(a)   4.93%(a)   5.25%(a)     4.87%(g)


                                                        Class Z
                                            ------------------------------
                                                             September 18,
                                                                1996(f)
                                                                through
                                              Year Ended      August 31,
                                            August 31,1998       1997
                                            ---------------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....        $111.81         $ 11.50
                                                  -----           -----
Income from investment operations
Net investment income...................            .63             .64(a)
Net realized and unrealized gain (loss)
   on investment transactions...........            .43             .31
                                                  -----           -----
   Total from investment operations.....           1.06             .95
                                                  -----           -----
Less distributions
Dividends from net investment income....           (.63)           (.64)
Distributions in excess of net
   investment income....................           (.01)          --(c)
                                                  -----           -----
   Total distributions..................           (.64)           (.64)
                                                  -----           -----
Net asset value, end of period..........        $ 12.23         $ 11.81
                                                  -----           -----
                                                  -----           -----
TOTAL RETURN(b):........................           9.24%           8.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........        $ 1,037         $   710
Average net assets (000)................        $   847         $   458
Ratios to average net assets:
   Expenses, including distribution
      fees..............................            .68%            .66%(a)/(g)
   Expenses, excluding distribution
      fees..............................            .68%            .66%(a)/(g)
   Net investment income................           5.28%           5.35%(a)/(g)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class C shares.
(e) Figures are actual and not rounded to the nearest thousand.
(f) Commencement of offering of Class Z shares.
(g) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

                                         PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Report of Independent Accountants        CALIFORNIA SERIES
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Series (the "Fund", one of the portfolios constituting Prudential California Municipal Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------
                                       B-63

                                            PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Federal Income Tax Information (Unaudited)  CALIFORNIA SERIES
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.62 per Class A share, $.58 per Class B share, $.55 per Class C share and $.63 per Class Z share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a special taxable income distribution of $.008 per share which is taxable as ordinary income.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------
                                       B-64

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA INCOME SERIES
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.1%
---------------------------------------------------------------------------------------------------------------------------------
Alisal Union Sch. Dist.,
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa           Zero        8/01/13    $ 1,090     $    528,672
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa           Zero        8/01/15      1,075          468,528
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa           Zero        8/01/19      1,615          569,013
   Cap. Apprec., Ser. C., F.G.I.C.                                  Aaa           Zero        8/01/22      1,175          355,379
Arcadia Unified Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                                    Aaa           Zero        9/01/09      1,200          732,348
   Gen. Oblig., Ser. A, M.B.I.A.                                    Aaa           Zero        9/01/11      1,875        1,019,794
   Gen. Oblig., Ser. A, M.B.I.A.                                    Aaa           Zero        9/01/12      2,045        1,046,938
Assoc. of Bay Area Govt's. Fin. Auth.,
   Cert. of Part., Channing House, Ser. A                           A+(c)         7.125%      1/01/21      1,500        1,613,550
   Ref. Amer. Baptist Homes., Ser. A                                BBB(c)        6.20       10/01/27      2,000        2,136,340
Brea Pub. Fin. Auth. Rev., Tax Alloc. Redev. Proj., Ser. C          NR            8.10        3/01/21      3,000        3,225,000
Buena Park Cmnty. Redev. Agcy. Cent. Bus. Dist. Proj.               NR            7.80        9/01/14      3,325        3,646,029
California Cmty. Dev. Comm., Ref., Ser. A                           NR            5.70        8/01/28      2,250        2,277,068
California Hsg. Fin. Agcy. Single Fam. Mort., Ser. A., A.M.T.,
   M.B.I.A.                                                         Aaa           6.00        8/01/20      3,995(f)     4,239,454
California St. Dept. Wtr. Res. Rev., Central Valley Proj.,
   Ser. J                                                           Aa2           7.00       12/01/12      1,000        1,251,140
California St. Edl. Facs. Auth. Rev., Chapman College               Baa2          7.50        1/01/18        600(e)       661,350
California St. Gen. Oblig., A.M.B.A.C.                              Aaa           6.50        9/01/10      1,250        1,494,000
California St. Hlth. Facs. Fin. Auth. Rev., Valleycare Hosp.
   Corp.                                                            A+(c)         5.50        5/01/20      1,500        1,565,100
California Statewide Cmnty. Cap. Apprec., Facs. No. 97-1            NR            Zero        9/01/22      4,440        1,025,596
California Statewide Cmnty. Dev. Rev., Cert. of Part.,
   Villaview Cmnty. Hosp.                                           A+(c)         7.00        9/01/09        855          935,139
Carson City Ltd. Oblig. Impvt. Rev., Assmt. Dist.                   NR            7.375       9/02/22      2,345        2,570,143
Chula Vista Cmnty. Redev. Agcy.,
   Ref. Tax Alloc. Sr. Bayfront, Ser. A                             BBB+(c)       7.625       9/01/24      2,500        2,936,875
   Ref. Tax Alloc. Sub. Bayfront, Ser. C                            NR            8.25        5/01/24      2,500        2,904,775
Contra Costa Cnty., Spec. Tax Cmnty. Facs. Dist. No. 91-1           NR            8.125       8/01/16      1,520(e)     1,672,654
Corona Cert. of Part., Vista Hosp. Sys. Inc., Ser. C                NR            8.375       7/01/11      2,000        2,266,900
Davis Ca. Pub. Facs. Fin. Auth., Mace Ranch, Ser. A.                NR            6.60        9/01/25      2,000        2,136,000
Delano Cert. of Part., Regl. Med. Ctr., Ser. 92-A                   NR            9.25        1/01/22      2,890(e)     3,583,542
Desert Hosp. Dist., Cert. of Part.                                  AAA(c)        8.10        7/01/20      2,000(e)     2,198,240
East Palo Alto San. Dist., Cert. of Part.                           NR            8.25       10/01/15        500          536,535
El Dorado Cnty., Spec. Tax, Cmnty. Facs. Dist. No. 92-1             NR            8.25        9/01/24      1,975        2,279,012
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev. Proj., Ser. A      NR            7.90        8/01/21      2,500(e)     2,830,350
Folsom Spec. Tax Dist. No. 2                                        NR            7.70       12/01/19      3,130(e)     3,351,041
Fontana Pub. Fin. Auth., N. Fontana Tax Alloc. Rev.                 NR            7.65       12/01/09      1,575(e)     1,790,129
Fontana Spec. Tax. Cmnty. Facs. Dist. No. 2, Ser. B                 NR            8.50        9/01/17      1,595        1,626,900
Foothill/Eastern Trans. Corr. Agcy., Toll Rd., Ser. A               Baa           Zero        1/01/20     10,000        3,289,700
Gateway Impv. Auth. Rev., Marin City Cmnty. Facs. Dist.-A           NR            7.75        9/01/25      2,100        2,595,411

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA INCOME SERIES
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Glendale Unified Sch. Dist., Ser. B                                 Aaa           5.125%      9/01/23    $ 1,250     $  1,254,700
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev., A.M.T.               BBB+(c)       7.20       10/01/14      1,275        1,442,981
La Mesa Improvement Bond Act 1915 Ltd. Oblig. Dist. Number
   98-1                                                             NR            5.75        9/02/23      1,000        1,010,040
La Mirada Red. Agcy. Spcl. Tax, Ref. Cmmnty. Facs. Dist.            NR            5.70       10/01/20      1,000        1,010,740
La Quinta Redev. Agcy.,
   Tax Alloc., M.B.I.A.                                             Aaa           7.30        9/01/10      1,000        1,264,920
   Tax Alloc., M.B.I.A.                                             Aaa           7.30        9/01/11      1,000        1,272,180
Long Beach Hbr. Rev.,
   Ref. Ser. A., A.M.T., F.G.I.C.                                   Aaa           6.00        5/15/17      5,000(f)     5,668,150
   Ref. Ser. A., A.M.T., F.G.I.C.                                   Aaa           6.00        5/15/19      3,000        3,413,310
Long Beach Redev. Agcy. Hsg.,
   Multifamily Hsg. Rev., Pacific Court Apts., Ser. B(h)
      (cost $991,820; purchased 10/18/93)                           NR            6.80        9/01/13      1,000(d)       550,010
   Multifamily Hsg. Rev., Pacific Court Apts., Ser. B(h)
      (cost $1,490,475; purchased 10/18/93)                         NR            6.95        9/01/23      1,500(d)       825,015
Los Angeles Cmnty. Facs. Dist., No. 5, Spec. Tax                    NR            7.25        9/01/19      1,500(e)     1,792,095
Los Angeles Dept. of Wtr. & Pwr., Waterworks Rev.                   Aa            4.50        5/15/23      1,900        1,760,882
Lynwood Pub. Fin. Auth. Rev., Wtr. Sys. Impvt. Proj.                BBB(c)        6.50        6/01/21      1,500        1,634,460
Mammoth Unified Sch. Dist., Cap. Apprec., M.B.I.A.                  Aaa           Zero        8/01/23      1,475          434,594
Met. Wtr. Dist. of Southern California, Waterworks Rev.,
   Linked S.A.V.R.S. & R.I.B.S.                                     Aa2           5.75        8/10/18      1,000        1,118,250
Mojave Desert & Mtn. Solid Waste Joint Pwrs. Auth. Proj. Rev.
   A.M.T.                                                           Baa1          7.875       6/01/20      1,175        1,358,476
Montebello Unified Sch. Dist.,
   Cap. Apprec., F.G.I.C.                                           Aaa           Zero        8/01/18      2,195          816,079
   Cap. Apprec., F.G.I.C.                                           Aaa           Zero        8/01/19      2,250          792,743
   Cap. Apprec., F.G.I.C.                                           Aaa           Zero        8/01/20      2,300          770,937
Northern California Power Agcy. Public Power Rev., Ref.
   Hydroelectric Project, Series A, M.B.I.A.                        Aaa           5.20        7/01/32      2,400        2,427,336
Ontario California Impvt. Bond Act of 1915, Assmt. Dist. 100C
   - Com., Ctr. III                                                 NR            8.00        9/02/11      1,160        1,194,939
Orange Cnty. Cmnty. Facs. Dist., Spec. Tax Rev.,
   No. 87-4, Foothill Ranch, Ser. A                                 AAA(c)        7.375       8/15/18      3,500(e)     4,026,225
   No. 87-5B, Rancho Santa Margarita                                NR            7.50        8/15/17      1,750(e)     2,014,442
   No. 88-1, Aliso Viejo, Ser. A                                    AAA(c)        7.15        8/15/06        805(e)       919,721
Orange Cnty. Loc. Trans. Auth.,
   Sales Tax Rev., Linked S.A.V.R.S. & R.I.B.S., A.M.B.A.C.         Aaa           6.20        2/14/11     10,000       11,553,700
   Spec. Tax Rev. Linked S.A.V.R.S. & R.I.B.S.                      NR            8.212(g)    2/14/11        750          976,875
Paramount Unified Sch. Dist., Cap. Apprec., Ser. A, F.S.A.          Aaa           Zero        9/01/20      3,535        1,179,983
Perris Sch. Dist., Cert. of Part., Cap. Proj.                       NR            7.75        3/01/21      1,500(e)     1,670,025
Placentia Pub. Fin. Auth., Tax Rev., Ser. B                         NR            6.60        9/01/15      1,500        1,570,095
Poway Cmmty. Fac. Dist., Ref.                                       NR            6.75        8/15/15      1,000        1,096,350
Puerto Rico Hwy. & Trans. Auth. Rev., Ser. Q                        AAA(c)        7.75        7/01/10      2,100(e)(f)  2,291,667
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth. Facs.,
   Ser. J                                                           Baa1          Zero        7/01/06      1,605        1,147,463

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA INCOME SERIES
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Redding Elec. Sys. Rev., Cert. of Part., Linked S.A.V.R.S. &
   R.I.B.S., M.B.I.A.                                               Aaa           6.368%      7/01/22    $ 3,750     $  4,396,387
Richmond Redev. Agcy. Tax Alloc.,
   Cap. Apprec. Ref. Harbor, Ser. B., M.B.I.A.                      Aaa           Zero        7/01/20      1,150          382,973
   Cap. Apprec. Ref. Harbor, Ser. B., M.B.I.A.                      Aaa           Zero        7/01/21      1,150          360,134
   Multifamily Bridge Affordable Hsg.                               NR            7.50        9/01/23      2,500        2,552,625
Rio Vista Impvt. Bond Act of 1915, Assmt. Dist. No. 96-1            NR            7.50        9/02/22      1,970        2,074,233
Riverside Cnty. Cert. of Part., Air Force Village West              NR            8.125       6/15/20      3,000(f)     3,326,490
Riverside Cnty. Impvt. Bond Act 1915, Assmt. Dist. 159, Ser. A      NR            7.625       9/02/14      2,500        2,598,075
Rocklin Stanford Ranch Cmnty. No.3, Facs. Dist., Spec. Tax          NR            8.10       11/01/15      1,000(e)     1,110,530
Rocklin Unified Sch. Dist., Gen. Oblig.,
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa           Zero        8/01/12      1,110          570,529
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa           Zero        8/01/13      1,165          565,048
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa           Zero        8/01/14      1,220          559,346
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa           Zero        8/01/15      1,285          560,054
   Cap. Apprec., Ser. C, M.B.I.A.                                   Aaa           Zero        8/01/16      1,400          578,914
Sacramento City. Fin. Auth.,
   Cap. Apprec., Tax Alloc. Comb. Proj., Ser. B, M.B.I.A.           Aaa           Zero       11/01/16      5,700        2,328,165
   Cap. Apprec., Tax Alloc. Comb. Proj., Ser. B, M.B.I.A.           Aaa           Zero       11/01/17      5,695        2,205,958
Sacramento Cnty. Spec. Tax Rev.,
   Dist. No. 1, Laguna Creek Ranch                                  NR            5.70       12/01/20      2,000        2,020,320
   Dist. No. 1, Laguna Creek Ranch                                  NR            8.25       12/01/20      1,000(e)     1,116,040
Sacramento Impvt. Bond Act of 1915, Willowcreek II Assmt.
   Dist. No. 96-1                                                   NR            6.70        9/02/22      2,500        2,585,000
Sacramento Spec. Purpose Fac., Y.M.C.A. of Sacramento               NR            7.25       12/01/18      2,155        2,342,765
San Bernardino Cnty.,
   Cert. of Part, Med. Ctr. Fin. Proj., M.B.I.A.                    Aaa           5.50        8/01/22      4,540        4,927,761
   Fin. Auth. Ref. Impt., Granada Hills                             BBB(c)        6.90        5/01/27      2,285        2,547,478
San Bruno Park Sch. Dist.,
   Cap. Apprec., F.S.A.                                             Aaa           Zero        8/01/20      1,275          427,367
   Cap. Apprec., F.S.A.                                             Aaa           Zero        8/01/21      1,220          388,082
   Cap. Apprec., F.S.A.                                             Aaa           Zero        8/01/22      1,080          326,646
San Diego Spec. Tax, Cmnty. Facs. Dist. No. 1, Ser. B               NR            7.10        9/01/20      2,000(e)     2,395,540
San Francisco City & Cnty. Arpt. Comm. Int'l. Arpt. Rev., Ser.
   2, F.S.A.                                                        Aaa           4.75        5/01/29      5,000        4,793,300
San Francisco City & Cnty.,
   Redev. Agcy., Lease Rev.                                         A1            Zero        7/01/06      1,500        1,062,585
   Redev. Agcy., Lease Rev.                                         A1            Zero        7/01/07      2,250        1,519,335
San Joaquin Hills Trans. Corridor Agcy.,
   Toll Road Rev.                                                   Aaa           Zero        1/01/11      2,000        1,126,340
   Toll Road Rev.                                                   Aaa           Zero        1/01/22     15,000        4,760,100
San Jose Redev. Proj., M.B.I.A.                                     Aaa           6.00        8/01/15      3,000        3,449,220

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-67

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA INCOME SERIES
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
San Jose Unif. Sch. Dist., Santa Clara,
   Gen. Oblig., Ser. A., F.G.I.C.                                   Aaa           Zero        8/01/16    $ 2,630     $  1,087,531
   Gen. Oblig., Ser. A., F.G.I.C.                                   Aaa           Zero        8/01/18      2,765        1,027,999
   Gen. Oblig., Ser. A., F.G.I.C.                                   Aaa           Zero        8/01/19      2,835          998,856
San Luis Obispo, Certs. of Part., Vista Hosp. Sys.                  NR            8.375%      7/01/29      1,000        1,113,880
San Marcos Public Fac. Auth. Rev., Ref. Ser. 1998                   NR            5.80        9/01/18      1,000        1,008,610
San Marino Unified Sch. Dist.,
   General Oblig., Ser. A                                           AA(c)         5.25        7/01/19      1,840        1,943,169
   General Oblig., Ser. A                                           AA(c)         5.00        6/01/23      1,500        1,523,415
Santa Margarita, Dana Point Auth.,
   Impvt. Dists. Ser. A, M.B.I.A.                                   Aaa           7.25        8/01/09        905        1,132,915
   Impvt. Dists. Ser. B, M.B.I.A.                                   Aaa           7.25        8/01/14      1,000        1,288,750
South Orange Cnty., Pub. Fin. Auth.,
   Foothill Area Proj., Ser. C, F.G.I.C.                            Aaa           6.50        8/15/10        750          895,965
   Spec. Tax Rev., M.B.I.A.                                         Aaa           7.00        9/01/10      2,535        3,141,727
South San Francisco Redev. Agcy., Tax Alloc., Gateway Redev.
   Proj.                                                            NR            7.60        9/01/18      2,375        2,592,835
South Tahoe Joint Pwrs. Fin. Ser. A, B.A.N.                         NR            8.00       10/01/01      2,500        2,507,925
South Whittier Elementary Sch., Ser. A                              Aaa           5.00        8/01/23      5,235        5,183,278
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                       A             6.75        7/01/10      6,250        7,484,250
   Proj. Rev.                                                       A             6.75        7/01/13      3,000        3,633,330
   Proj. Rev., A.M.B.A.C.                                           Aaa           Zero        7/01/16      8,400        3,536,652
Stockton Cmnty. Facs. Dist. No. 90-2, Brookside Estates             NR            6.20        8/01/15      1,050        1,100,442
Sulphur Springs Unif. Sch. Dist., Ser. A, M.B.I.A.                  Aaa           Zero        9/01/11      3,000        1,631,670
Temecula Valley Unif. Sch. Dist., Cmnty. Facs., Spec. Tax
   Dist. No. 89-1,                                                  NR            8.60        9/01/17      2,600        2,783,222
Torrance Redev. Agcy.,
   Refunding Tax Allocation Subordinated Lien                       NR            5.625       9/01/28      1,000        1,004,590
   Tax Alloc. Downtown Redev.                                       Baa           7.125       9/01/22      2,105        2,344,696
   Tax Alloc. Ind. Redev. Proj.                                     NR            7.75        9/01/13      2,500(e)     2,654,450
Vacaville Cmnty. Redev. Agcy., Multifamily Hsg. Rev.                A(c)          7.375      11/01/14      1,110        1,198,811
Ventura California Port District Certificates Participating         NR            6.375       8/01/28      4,000        4,037,960
Victor Valley,
   Union H.S. Dist., M.B.I.A                                        Aaa           Zero        9/01/17      4,500        1,757,520
   Union H.S. Dist., M.B.I.A.                                       Aaa           Zero        9/01/19      5,450        1,912,241
   Union H.S. Dist., M.B.I.A.                                       Aaa           Zero        9/01/20      5,850        1,952,730
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund                                           AAA(c)        7.70       10/01/04      1,000(e)     1,063,760
   Sub. Lien Notes, Ser. E,                                         NR            5.875      10/01/18      1,000        1,035,410
Virgin Islands Territory, Hugo Ins. Claims Fund Proj., Ser. 91      NR            7.75       10/01/06        945(e)     1,039,680
West Contra Costa Unified Sch. Dist., Cert. of Part.                Baa3          6.875       1/01/09      1,140        1,270,131
West Sacramento Impvt. Bond Act of 1915, Lighthouse Marina
   Assmt. Dist. 90-1                                                NR            8.50        9/02/17      2,245        2,340,390

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-68

Portfolio of Investments as of             PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1998                            CALIFORNIA INCOME SERIES
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Westminster Redev. Agcy., Tax Allocation Rev., Orange County,
   Proj. No. 1, Ser. A                                              Baa           7.30%       8/01/21   $  3,000(e)  $  3,355,830
                                                                                                                     ------------
Total long-term investments (cost $232,756,655)                                                                       260,159,988
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--2.8%

California Poll. Ctrl. Fin. Auth. Ref., Pacific Gas & Elec.
   Co., Ser. 96, F.R.D.D.                                           A1+(c)        3.20         9/01/98      2,000        2,000,000
California Poll. Ctrl. Fin. Auth. Rev.,
   So. Cal. Ed., Ser. 86C, F.R.D.D.                                 P-1           3.80         9/01/98      1,900        1,900,000
   So. Cal. Ed., Ser. 86D, F.R.D.D.                                 VMIG1         3.80         9/01/98        300          300,000
   So. Cal. Ed., Ser. 86B, F.R.D.D.                                 VMIG1         3.80         9/01/98        400          400,000
California Poll. Ctrl. Fin. Ref. Pacific Gas & Elec. Co.,
   F.R.D.D.                                                         NR            3.25         9/01/98      1,500        1,500,000
California Poll. Ctrl. Fin. Auth. Poll. Ctrl. Rev., F.R.D.D.        A1+(c)        3.25         9/01/98      1,300        1,300,000
                                                                                                                     ------------
Total short-term investments (cost $7,400,000)                                                                          7,400,000
                                                                                                                     ------------
Total Investments--101.9%
(cost $240,156,655; Note 4)                                                                                           267,559,988
Liabilities in excess of other assets--(1.9)%                                                                          (5,046,961)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $262,513,027
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     B.A.N.--Bond Anticipation Note.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Notes (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bearing Securities.
     S.A.V.R.S.--Select Auction Variable Rate Securities.
     Y.M.C.A.--Young Mens Christian Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Issue in default on interest payment.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) All or a portion of the securities are segregated as collateral for financial futures contracts.
(g) Rate shown reflects current rate of variable rate instruments.
(h) Indicates a restricted security; the aggregate cost of such securities is $2,482,295. The aggregate value ($1,375,025) is approximately 0.5% of net assets.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-69

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA INCOME SERIES
-------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at value (cost $240,156,655).................................................................       $ 267,559,988
Cash......................................................................................................               2,416
Interest receivable.......................................................................................           3,888,618
Receivable for Series shares sold.........................................................................           1,545,920
Receivable for investments sold...........................................................................             341,600
Due from broker-variation margin..........................................................................              16,094
Other assets..............................................................................................               5,427
                                                                                                                ---------------
   Total assets...........................................................................................         273,360,063
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          10,011,648
Payable for Series shares reacquired......................................................................             335,087
Dividends payable.........................................................................................             215,548
Accrued expenses..........................................................................................             133,692
Management fee payable....................................................................................              96,706
Distribution fee payable..................................................................................              46,350
Deferred trustee's fees...................................................................................               8,005
                                                                                                                ---------------
   Total liabilities......................................................................................          10,847,036
                                                                                                                ---------------
Net Assets................................................................................................       $ 262,513,027
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     234,566
   Paid-in capital in excess of par.......................................................................         237,775,683
                                                                                                                ---------------
                                                                                                                   238,010,249
   Accumulated net realized loss on investments...........................................................          (3,043,461)
   Net unrealized appreciation on investments.............................................................          27,546,239
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................       $ 262,513,027
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($181,511,576 / 16,218,964 shares of beneficial interest issued and outstanding)....................              $11.19
   Maximum sales charge (3% of offering price)............................................................                 .35
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.54
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($70,534,576 / 6,302,253 shares of beneficial interest issued and outstanding)......................              $11.19
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($5,959,584 / 532,488 shares of beneficial interest issued and outstanding).........................              $11.19
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,507,291 / 402,916 shares of beneficial interest issued and outstanding).........................              $11.19
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-70

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Operations
----------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1998
Income
   Interest and discount earned...............     $13,940,396
                                                 ---------------
Expenses
   Management fee.............................       1,147,925
   Distribution fee--Class A..................         165,772
   Distribution fee--Class B..................         280,056
   Distribution fee--Class C..................          33,686
   Custodian's fees and expenses..............          95,000
   Transfer agent's fees and expenses.........          60,000
   Registration fees..........................          56,000
   Reports to shareholders....................          48,000
   Audit fees and expenses....................          13,000
   Legal fees and expenses....................          10,000
   Trustees' fees and expenses................           7,000
   Miscellaneous..............................           9,124
                                                 ---------------
      Total expenses..........................       1,925,563
   Less: Management fee waiver (Note 2).......        (114,792)
        Custodian fee credit (Note 1).........          (3,281)
                                                 ---------------
      Net expenses............................       1,807,490
                                                 ---------------
Net investment income.........................      12,132,906
                                                 ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         407,913
   Financial futures transactions.............        (495,936)
                                                 ---------------
                                                       (88,023)
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................      10,019,833
   Financial futures contracts................         180,406
                                                 ---------------
                                                    10,200,239
                                                 ---------------
Net gain on investments.......................      10,112,216
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $22,245,122
                                                 ---------------
                                                 ---------------

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Changes in Net Assets
---------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                          1998            1997
Operations
   Net investment income........   $ 12,132,906    $ 11,028,514
   Net realized gain (loss) on
      investment transactions...        (88,023)      1,204,690
   Net change in unrealized
      appreciation of
      investments...............     10,200,239       6,078,772
                                   ------------    ------------
   Net increase in net assets
      resulting from
      operations................     22,245,122      18,311,976
                                   ------------    ------------
Dividends and distribution (Note
   1):
   Dividends from net investment
      income
      Class A...................     (8,943,420)     (8,663,215)
      Class B...................     (2,795,615)     (2,155,430)
      Class C...................       (211,960)       (157,025)
      Class Z...................       (181,911)        (52,844)
                                   ------------    ------------
                                    (12,132,906)    (11,028,514)
                                   ------------    ------------
   Distributions in excess of
      net investment income
      Class A...................        (77,784)        (14,563)
      Class B...................        (24,826)         (3,730)
      Class C...................         (1,879)           (308)
      Class Z...................         (1,255)            (19)
                                   ------------    ------------
                                       (105,744)        (18,620)
                                   ------------    ------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      sold......................     72,607,907      39,086,871
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........      6,072,757       5,324,369
   Cost of shares reacquired....    (35,867,889)    (34,470,755)
                                   ------------    ------------
   Net increase in net assets
      from Series share
      transactions..............     42,812,775       9,940,485
                                   ------------    ------------
Total increase..................     52,819,247      17,205,327
Net Assets
Beginning of year...............    209,693,780     192,488,453
                                   ------------    ------------
End of year.....................   $262,513,027    $209,693,780
                                   ------------    ------------
                                   ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-71

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Prudential California Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Income Series (the "Series") commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.
Security Valuations: The Series values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

The Series held illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). None of the issues of restricted securities held by the Series at August 31, 1998 include registration rights under which the Series may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.
All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------
                                       B-72

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $105,744, increase accumulated net realized loss by $103,672 and decrease paid-in capital by $2,072 due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PIFM has agreed to voluntarily waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $114,792 ($.005 per share) for the year ended August 31, 1998. The Series is not required to reimburse PIFM for such waiver.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI") which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1998.

PSI and PIMS have advised the Series that they received approximately $445,200 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the year ended August 31, 1998, they received approximately $121,500 and $3,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement during the year ended August 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $46,600 for the services of PMFS. As of August 31, 1998 approximately $3,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1998 were $61,424,803 and $22,338,463, respectively.

The federal income tax cost basis of the Fund's investments at August 31, 1998 was $240,157,320 and, accordingly, net unrealized appreciation on
--------------------------------------------------------------------------------
                                       B-73

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
investments for federal income tax purposes was $27,403,333 (gross unrealized appreciation--$28,510,603; gross unrealized depreciation--$1,107,270).
During the year ended August 31, 1998, the Fund entered into financial futures contracts. Details of open contracts at August 31, 1998 are as follows:

                                                     Value at        Value at        Unrealized
Number of                            Expiration     August 31,        Trade         Appreciation
Contracts            Type               Date           1998            Date        (Depreciation)
---------     -------------------    -----------    -----------     ----------     --------------
                Short Position:
    67             Muni Bond         Sept. 1998     $ 8,483,875     $8,314,281       $ (169,594)
                Long Position:
    80        30 yr. U.S. T-Bond     Sept. 1998     $10,170,000     $9,857,500          312,500
                                                                                   --------------
                                                                                     $  142,906
                                                                                   --------------
                                                                                   --------------

For federal income tax purposes, the Series has a capital loss carryforward at August 31, 1998 of approximately $2,756,900 of which $1,781,200 expires in 2003 and $975,700 expires in 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

For federal income tax purposes, the Series will elect to treat net capital losses of $32,200 incurred in the ten month period ending August 31, 1998 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the year ended August 31, 1998 and fiscal year ended August 31, 1997 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1998:
Shares sold........................    3,414,327    $ 37,583,169
Shares issued in reinvestment of
  dividends and distributions......      412,571       4,525,799
Shares reacquired..................   (2,333,125)    (25,610,559)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................    1,493,773      16,498,409
Shares issued upon conversion from
  Class B..........................      101,309       1,102,989
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,595,082    $ 17,601,398
                                      ----------    ------------
                                      ----------    ------------
Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1997:
Shares sold........................    1,937,503    $ 20,445,041
Shares issued in reinvestment of
  dividends........................      399,645       4,210,389
Shares reacquired..................   (2,590,226)    (27,275,477)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (253,078)     (2,620,047)
Shares issued upon conversion from
  Class B..........................       42,570         446,739
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (210,508)   $ (2,173,308)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1998:
Shares sold........................    2,527,906    $ 27,786,255
Shares issued in reinvestment of
  dividends and distributions......      111,980       1,228,995
Shares reacquired..................     (663,467)     (7,259,153)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................    1,976,419      21,756,097
Shares reacquired upon conversion
  into Class A.....................     (101,309)     (1,102,989)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,875,110    $ 20,653,108
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold........................    1,426,212    $ 15,041,198
Shares issued in reinvestment of
  dividends........................       91,835         967,638
Shares reacquired..................     (531,588)     (5,601,556)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      986,459      10,407,280
Shares reacquired upon conversion
  into Class A.....................      (42,570)       (446,739)
                                      ----------    ------------
Net increase in shares
  outstanding......................      943,889    $  9,960,541
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1998:
Shares sold........................      384,457    $  4,221,764
Shares issued in reinvestment of
  dividends and distributions......       13,751         150,931
Shares reacquired..................     (202,715)     (2,225,783)
                                      ----------    ------------
Net increase in shares
  outstanding......................      195,493    $  2,146,912
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1997:
Shares sold........................      139,593    $  1,480,063
Shares issued in reinvestment of
  dividends........................        9,040          95,296
Shares reacquired..................     (128,116)     (1,354,688)
                                      ----------    ------------
Net increase in shares
  outstanding......................       20,517    $    220,671
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       B-74

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Class Z                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1998:
Shares sold........................      274,705    $  3,016,719
Shares issued in reinvestment of
  dividends and distributions......       15,212         167,032
Shares reacquired..................      (70,320)       (772,394)
                                      ----------    ------------
Net increase in shares
  outstanding......................      219,597    $  2,411,357
                                      ----------    ------------
                                      ----------    ------------
September 18, 1996(a) through
  August 31, 1997:
Shares sold........................      201,074    $  2,120,569
Shares issued in reinvestment of
  dividends and distributions......        4,829          51,046
Shares reacquired..................      (22,584)       (239,034)
                                      ----------    ------------
Net increase in shares
  outstanding......................      183,319    $  1,932,581
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-75

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                      CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                           Class A
                                                 ------------------------------------------------------------
                                                                    Year Ended August 31,
                                                 ------------------------------------------------------------
                                                   1998         1997         1996         1995         1994
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  10.71     $  10.33     $  10.28     $  10.19     $  10.68
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income(a)......................        .59          .60          .63          .65          .65
Net realized and unrealized gain (loss) on
   investment transactions....................        .49          .38          .05          .09         (.39)
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       1.08          .98          .68          .74          .26
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.59)        (.60)        (.63)        (.65)        (.65)
Distributions in excess of net investment
   income.....................................       (.01)          --(c)        --           --           --
Distributions from net realized gains.........         --           --           --           --         (.10)
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.60)        (.60)        (.63)        (.65)        (.75)
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $  11.19     $  10.71     $  10.33     $  10.28     $  10.19
                                                 --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------
TOTAL RETURN(b):..............................      10.31%        9.72%        6.67%        7.67%        2.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $181,512     $156,684     $153,236     $163,538     $183,742
Average net assets (000)......................   $165,771     $153,019     $161,420     $165,500     $195,610
Ratios to average net assets(a):
   Expenses, including distribution fees......        .68%         .73%         .50%         .40%         .35%
   Expenses, excluding distribution fees......        .58%         .63%         .40%         .30%         .25%
   Net investment income......................       5.39%        5.66%        6.01%        6.49%        6.25%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         10%          16%          22%          39%          46%

---------------
(a) Net of expense subsidy and/or management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-76

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                           Class B
                                                 -----------------------------------------------------------
                                                                                                 December 7,
                                                                                                   1993(d)
                                                            Year Ended August 31,                  Through
                                                 -------------------------------------------     August 31,
                                                  1998        1997        1996        1995          1994
                                                 -------     -------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $ 10.71     $ 10.33     $ 10.28     $ 10.19       $ 10.61
                                                 -------     -------     -------     -------     -----------
Income from investment operations
Net investment income(a)......................       .55         .55         .59         .61           .44
Net realized and unrealized gain (loss) on
   investment transactions....................       .49         .38         .05         .09          (.42)
                                                 -------     -------     -------     -------     -----------
   Total from investment operations...........      1.04         .93         .64         .70           .02
                                                 -------     -------     -------     -------     -----------
Less distributions
Dividends from net investment income..........      (.55)       (.55)       (.59)       (.61)         (.44)
Distributions in excess of net investment
   income.....................................      (.01)         --(e)       --          --            --
                                                 -------     -------     -------     -------     -----------
   Total distributions........................      (.56)       (.55)       (.59)       (.61)         (.44)
                                                 -------     -------     -------     -------     -----------
Net asset value, end of period................   $ 11.19     $ 10.71     $ 10.33     $ 10.28       $ 10.19
                                                 -------     -------     -------     -------     -----------
                                                 -------     -------     -------     -------     -----------
TOTAL RETURN(b):..............................      9.87%       9.28%       6.25%       7.24%         (.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $70,535     $47,436     $35,983     $28,609       $18,931
Average net assets (000)......................   $56,011     $40,983     $32,555     $23,722       $ 6,814
Ratios to average net assets(a):
   Expenses, including distribution fees......      1.08%       1.13%        .90%        .80%         1.11%(c)
   Expenses, excluding distribution fees......       .58%        .63%        .40%        .30%          .43%(c)
   Net investment income......................      4.99%       5.26%       5.61%       6.09%         8.15%(c)

---------------
(a) Net of expense subsidy and management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class B shares.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-77

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                      CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                          Class C
                                                 ---------------------------------------------------------
                                                                                                August 1,
                                                                                                 1994(d)
                                                           Year Ended August 31,                 Through
                                                 ------------------------------------------     August 31,
                                                  1998       1997        1996        1995          1994
                                                 ------     -------     -------     -------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $10.71     $ 10.33     $ 10.28     $ 10.19       $10.18
                                                 ------     -------     -------     -------        -----
Income from investment operations
Net investment income(a)......................      .52         .53         .56         .58          .05
Net realized and unrealized gain (loss) on
   investment transactions....................      .49         .38         .05         .09          .01
                                                 ------     -------     -------     -------        -----
   Total from investment operations...........     1.01         .91         .61         .67          .06
                                                 ------     -------     -------     -------        -----
Less distributions
Dividends from net investment income..........     (.52)       (.53)       (.56)       (.58)        (.05)
Distributions in excess of net investment
   income.....................................     (.01)         --(f)       --          --           --
                                                 ------     -------     -------     -------        -----
   Total distributions........................     (.53)       (.53)       (.56)       (.58)        (.05)
                                                 ------     -------     -------     -------        -----
Net asset value, end of period................   $11.19     $ 10.71     $ 10.33     $ 10.28       $10.19
                                                 ------     -------     -------     -------        -----
                                                 ------     -------     -------     -------        -----
TOTAL RETURN(b):..............................     9.60%       9.01%       5.99%       6.98%         .47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $5,960     $ 3,611     $ 3,269     $ 2,762       $1,054
Average net assets (000)......................   $4,491     $ 3,135     $ 3,300     $ 1,751       $  353
Ratios to average net assets(a):
   Expenses, including distribution fees......     1.33%       1.38%       1.15%       1.05%        1.12%(c)
   Expenses, excluding distribution fees......      .58%        .63%        .40%        .30%         .37%(c)
   Net investment income......................     4.74%       5.01%       5.36%       5.84%        6.25%(c)

                                                         Class Z
                                                 ---------------------------
                                                               September 18,
                                                                  1996(e)
                                                 Year Ended       Through
                                                 August 31,     August 31,
                                                    1998           1997
                                                 ----------    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $10.71         $ 10.38
                                                    -----           -----
Income from investment operations
Net investment income(a)......................        .61             .57
Net realized and unrealized gain (loss) on
   investment transactions....................        .49             .33
                                                    -----           -----
   Total from investment operations...........       1.10             .90
                                                    -----           -----
Less distributions
Dividends from net investment income..........       (.61)           (.57)
Distributions in excess of net investment
   income.....................................       (.01)             --(f)
                                                    -----           -----
   Total distributions........................       (.62)           (.57)
                                                    -----           -----
Net asset value, end of period................     $11.19         $ 10.71
                                                    -----           -----
                                                    -----           -----
TOTAL RETURN(b):..............................      10.42%           8.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $4,507         $ 1,963
Average net assets (000)......................     $3,312         $   970
Ratios to average net assets(a):
   Expenses, including distribution fees......        .58%            .63%(c)
   Expenses, excluding distribution fees......        .58%            .63%(c)
   Net investment income......................       5.49%           5.76%(c)

---------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-78

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Report of Independent Accountants          CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Income Series (the "Fund", one of the portfolios constituting Prudential California Municipal Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------
                                       B-79

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1998, dividends paid from net investment income of $.59 per share for Class A shares, $.55 per Class B share, $.52 per Class C share and $.61 per Class Z share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a special taxable income of $.01 which is taxable as ordinary income.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------
                                       B-80

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1998  CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Abag Fin. Auth., Harken School Foundation, Ser. 98,
   F.R.W.D.                                                     F-1+(d)           2.45%       9/02/98   $  4,000     $  4,000,000
Anaheim Hsg. Auth., Monterey Apts., Ser. 97B, F.R.W.D.,
   A.M.T.                                                       A-1+(d)           2.65        9/03/98      4,545        4,545,000
California Dept. Wtr. Res., Wtr. Rev. Cert. Part. Notes,
   Ser. I, T.E.C.P.                                             P-1               3.70        9/09/98      3,738        3,738,000
California Econ. Dev. Fin. Auth. Rev.,
   Mannesmann Dematic Rapistan Corp., Ser. 98, F.R.W.D.,
      A.M.T                                                     CPS1              3.35        9/03/98      3,200        3,200,000
   Indep. Sys. Oper., Ser.98A, F.R.D.D.                         VMIG1             3.15        9/01/98      1,000        1,000,000
California Hlth. Fac. Fin. Auth. Rev.,
   Insured Hospital Adventist, Ser. 98A, F.R.D.D.,
      M.B.I.A.                                                  VMIG1             3.15        9/01/98      1,050        1,050,000
   Scripps Health, F.R.W.D., M.B.I.A.                           VMIG1             2.50        9/02/98      6,500        6,500,000
California Hsg. Fin. Agcy. Rev.,
   Home Mtg. Rev., Ser. 96R, A.M.T., M.B.I.A.                   A-1+(d)           3.70        4/08/99      3,670        3,670,000
   Home Mtg. Rev., Ser. 98K A.M.T.                              MIG1              3.65        8/01/99      1,945        1,945,000
   Home Mtg. Rev., Ser. 98E, A.O.T., A.M.T.                     VMIG1             3.55        3/12/99      9,570        9,570,000
California Poll. Ctrl. Fin. Auth. Rev.,
   Arco Proj., Ser. 94A, F.R.D.D., A.M.T.                       VMIG1             3.30        9/01/98      7,600        7,600,000
   Arco Proj., Ser. 97A, F.R.W.D., A.M.T.                       A-1+(d)           2.60        9/02/98      2,900        2,900,000
   Browning Ferris Inds., Ser. 97A, F.R.W.D., A.M.T.            P-1               2.65        9/02/98     10,000       10,000,000
   Delano Proj., Ser. 90, F.R.D.D., A.M.T.                      P-1               3.30        9/01/98        200          200,000
   Delano Proj., Ser. 91, F.R.D.D., A.M.T.                      P-1               3.30        9/01/98        200          200,000
   Pacific Gas & Elec., Ser. 96C, F.R.D.D.                      A-1+(d)           3.20        9/01/98      3,600        3,600,000
   Pacific Gas & Elec., Ser. 97B, A.M.T.                        A-1+(d)           3.25        9/01/98      2,700        2,700,000
   Pacific Gas & Elec., Ser. 97C, A.M.T.                        A-1+(d)           3.25        9/01/98     10,500       10,500,000
   So. Cal. Ed., Ser. 86A, F.R.D.D.                             VMIG1             3.80        9/01/98      6,300        6,300,000
   So. Cal. Ed., Ser 86B, F.R.D.D.                              VMIG1             3.80        9/01/98      2,100        2,100,000
   So. Cal. Ed., Ser. 86C, F.R.D.D.                             P-1               3.80        9/01/98      1,600        1,600,000
   So. Cal. Ed., Ser. 86D, F.R.D.D.                             VMIG1             3.80        9/01/98      2,100        2,100,000
   U.S. Borax Inc. Proj., Ser. 95A, F.R.W.D.                    CPS1              3.25        9/03/98      5,100        5,100,000
   Ultrapower Malaga Fresno Proj., Ser. 88A, F.R.D.D.,
      A.M.T.                                                    P-1               3.30        9/01/98        100          100,000
   Ultrapower Malaga Fresno Proj., Ser. 88B, F.R.D.D.,
      A.M.T.                                                    P-1               3.30        9/01/98        900          900,000
   Ultrapower Rocklin Proj., Ser. 88A, F.R.D.D., A.M.T.         P-1               3.30        9/01/98        600          600,000
   Ultrapower Rocklin Proj., Ser. 88B, F.R.D.D., A.M.T.         P-1               3.30        9/01/98        200          200,000
California Sch. Cash Reserve Prog. Auth., Series A,
   A.M.B.A.C.                                                   MIG1              4.50        7/02/99     10,000       10,060,967
California St., Gen. Oblig., T.E.C.P.                           P-1               3.45        9/04/98     11,000       11,000,000
California Statewide Cmntys. Dev. Auth.,
   Chevron Proj., Ser. 94, F.R.D.D., A.M.T.                     P-1               3.25        9/01/98      7,000        7,000,000
   Kimberly Woods Apts., Ser. 95B, F.R.W.D., F.N.M.A.,
      A.M.T.                                                    A-1+(d)           2.40        9/02/98      2,000        2,000,000
Camarillo Multi-family Hsg. Rev., Hacienda De Camarillo
   Proj., Ser. 96, F.R.W.D., A.M.T.                             A-1+(d)           2.65        9/03/98      3,000        3,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-81

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1998  CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
City of Fowler Ind. Dev. Auth., Bee Sweet Citrus, Ser. 95,
   F.R.W.D., A.M.T.                                             CPS1              3.35%       9/03/98   $  1,800     $  1,800,000
Elk Grove Unified Sch. Dist., Ser. 98-99, T.R.A.N.              SP1+(d)           4.50        6/30/99      3,000        3,021,555
Fresno Multi-family Hsg. Rev.,
   Heron Pointe Apt. Proj., F.R.W.D.                            VMIG1             2.55        9/02/98      4,900        4,900,000
   Sunrise of Fresno Proj., Ser. 96A, F.R.W.D., A.M.T.          A-1+(d)           3.46        9/03/98      5,500        5,500,000
Kern Cnty. Superintendent of Schs., Ser. 96A, F.R.W.D.          A-1+(d)           2.90        9/03/98     15,000       15,000,000
Lassen Muni. Util. Dist. Rev., Refunding Rev., Ser. 96A,
   F.R.W.D., F.S.A., A.M.T.                                     VMIG1             2.90        9/03/98      6,200        6,200,000
Los Angeles Comm. Coll. Dist., T.R.A.N.                         SP-1+(d)          4.25        7/29/99      2,500        2,513,776
Los Angeles Dept. Wtr. & Pwr., T.E.C.P.                         P-1               3.65        9/11/98      5,700        5,700,000
Los Angeles Hsg. Auth., Multi-family Rev., Lanewood Apts.
   Proj., Ser. 85, F.R.W.D.                                     VMIG1             2.70        9/02/98      7,800        7,800,000
Los Angeles Ind. Dev. Auth., Ser. 98, F.R.W.D.                  A-1+(d)           2.70        9/02/98      1,900        1,900,000
Los Angeles Wastewater Sys. Rev.,
   Muni Trust Susquehanna, Ser. SSP-19, F.R.W.D.S.,
      F.G.I.C.                                                  VMIG1             3.25        9/02/98      5,000        5,000,000
   Refunding Rev., Ser. A                                       Aaa               7.10        2/01/99      7,800(c)     8,067,957
Met. Wtr. Dist. So. Cal., Waterworks Rev., F.R.W.D.             A-1+(d)           3.21        9/03/98      4,495        4,495,000
Oakland Joint Powers Financing Auth., Lease Rev., Ser. A1,
   F.R.W.D., F.S.A.                                             VMIG1             2.70        9/03/98     10,000       10,000,000
Plumas Cnty., Ser. 97-98, T.R.A.N.                              SP-1+(d)          4.50       12/03/98      2,400        2,404,298
Riverside Cnty. Hsg. Auth., McKinely Hills Apt. Proj.,
   Ser. 85R, F.R.W.D.                                           A-1+(d)           2.70        9/03/98     11,000       11,000,000
Riverside CA., Teeters, Ser. B, T.E.C.P.                        P-1               3.05       10/08/98      3,800        3,800,000
Sacramento Cnty. Financing Auth., Ser. 98A, B.A.N.              SP-1+(d)          3.55       12/15/98     11,890       11,890,000
Sacramento Cnty. Hsg. Auth., Multi-family Rev., Chesapeake
   Apts., Ser. A, F.R.W.D., A.M.T.                              A-1+(d)           2.60        9/03/98      5,000        5,000,000
Salinas Multi-family Hsg. Rev., Brentwood Garden Apts.,
   Ser. 97A, F.R.W.D.                                           A-1+(d)           2.55        9/03/98      7,480        7,480,000
San Bernardino Cnty. Redev. Agy., Silverwood Apt. Proj.,
   Ser. 86, F.R.W.D., A.M.T.                                    A-1+(d)           2.60        9/03/98      7,000        7,000,000
San Francisco Airport, Ser. 97A, T.E.C.P., A.M.T.               P-1               3.35        2/09/99      3,130        3,130,000
San Francisco Multi-family Hsg. Rev., City Heights Apts.,
   Ser. 97A, F.R.W.D., A.M.T.                                   A-1+(d)           2.40        9/02/98      4,000        4,000,000
San Jose Multi-family Hsg. Rev., Sienna At Rennaissance
   Square, Ser. 96A, F.R.W.D., A.M.T.                           VMIG1             2.50        9/02/98      7,500        7,500,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-82

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1998  CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
University of California Regents, Multiple Purpose Proj.,
   Ser. C, A.M.B.A.C.                                           Aaa              10.00%       9/01/98   $  3,000     $  3,000,000
Ventura Cnty., Ser. 98, T.R.A.N.                                VMIG1             3.60       12/09/98     15,000       15,000,000
Westminster Redev. Agcy., Westminster Commercial Proj.
   #1, Ser. 97, F.R.W.D., A.M.B.A.C.                            A-1+(d)           2.70        9/03/98      7,755        7,755,000
                                                                                                                     ------------
Total Investments--99.5%
(cost $299,836,553;(e))                                                                                               299,836,553
Other assets in excess of liabilities--0.5%                                                                             1,441,708
                                                                                                                     ------------
Net Assets--100%                                                                                                     $301,278,261
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     A.O.T.--Annual Optional Tender.
     B.A.N.--Bond Anticipation Note.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.N.M.A.--Federal National Mortgage Association.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
     F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     T.E.C.P.--Tax-Exempt Commercial Paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-83

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities       CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1998
Investments, at amortized cost which approximates market value............................................      $  299,836,553
Cash......................................................................................................              91,862
Receivable for Series shares sold.........................................................................          10,362,427
Interest receivable.......................................................................................           1,387,212
Receivable for investments sold...........................................................................             430,000
Other assets..............................................................................................               7,416
                                                                                                                ---------------
   Total assets...........................................................................................         312,115,470
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................          10,507,100
Management fee payable....................................................................................             131,137
Dividends payable.........................................................................................             120,397
Accrued expenses..........................................................................................              52,803
Distribution fee payable..................................................................................              17,767
Deferred trustee's fees...................................................................................               8,005
                                                                                                                ---------------
   Total liabilities......................................................................................          10,837,209
                                                                                                                ---------------
Net Assets................................................................................................      $  301,278,261
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    3,012,783
   Paid-in capital in excess of par.......................................................................         298,265,478
                                                                                                                ---------------
Net assets, August 31, 1998...............................................................................      $  301,278,261
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share
   ($301,278,261 / 301,278,261 shares of beneficial interest issued and outstanding; unlimited number of
   shares authorized).....................................................................................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-84

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1998
Income
   Interest.................................     $ 9,994,401
                                               ---------------
Expenses
   Management fee...........................       1,436,251
   Distribution fee.........................         359,063
   Transfer agent's fees and expenses.......          91,000
   Reports to shareholders..................          50,000
   Custodian's fees and expenses............          49,000
   Registration fees........................          30,000
   Audit fee and expenses...................          13,000
   Legal fees and expenses..................          10,000
   Trustees' fees and expenses..............           7,000
   Insurance expense........................           6,000
   Miscellaneous............................           2,863
                                               ---------------
      Total expenses........................       2,054,177
   Less: Custodian fee credit (Note 1)......          (8,739)
                                               ---------------
      Net expenses..........................       2,045,438
                                               ---------------
Net investment income.......................       7,948,963
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 7,948,963
                                               ---------------
                                               ---------------

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1998               1997
Operations
   Net investment income.....  $     7,948,963    $     7,780,086
   Net realized gain on
      investment
      transactions...........               --              6,865
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        7,948,963          7,786,951
                               ---------------    ---------------
Dividends and distributions
   (Note 1)..................       (7,948,963)        (7,786,951)
                               ---------------    ---------------
Series share transactions (at
   $1 per share)
   Net proceeds from shares
      sold...................    1,442,499,792      1,770,959,716
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........        7,729,112          7,448,192
   Cost of shares
      reacquired.............   (1,434,231,046)    (1,742,960,108)
                               ---------------    ---------------
   Net increase in net assets
      from Series share
      transactions...........       15,997,858         35,447,800
                               ---------------    ---------------
Total increase...............       15,997,858         35,447,800
Net Assets
Beginning of year............      285,280,403        249,832,603
                               ---------------    ---------------
End of year..................  $   301,278,261    $   285,280,403
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-85

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

Prudential California Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Money Market Series (the "Series") commenced investment operations on March 3, 1989. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in "investment grade" tax-exempt securities having a maturity of 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements. Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to continue to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Series compensated PSI and PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PSI, PIC, PIMS and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1998, the Series incurred fees of approximately $81,200 for the services of PMFS. As of August 31, 1998, approximately $5,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       B-86

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                       CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                          Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                         1998         1997         1996         1995         1994
                                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains/losses................         .03          .03          .03          .02(b)       .02
Dividends and distributions........................................        (.03)        (.03)        (.03)        (.03)        (.02)
Capital contribution by affiliate..................................          --           --           --          .01           --
                                                                       --------     --------     --------     --------     --------
Net asset value, end of year.......................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                       --------     --------     --------     --------     --------
                                                                       --------     --------     --------     --------     --------
TOTAL RETURN(a):...................................................        2.81%        2.85%        2.88%        3.01%(b)     1.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $301,278     $285,280     $249,833     $229,380     $300,676
Average net assets (000)...........................................    $287,250     $277,720     $256,175     $243,130     $326,429
Ratios to average net assets:
   Expenses, including distribution fee............................         .72%         .73%         .74%         .78%         .73%
   Expenses, excluding distribution fee............................         .60%         .61%         .62%         .65%         .61%
   Net investment income...........................................        2.77%        2.80%        2.83%        2.93%        1.91%

---------------
(a) Total return includes reinvestment of dividends and distributions.
(b) Includes $.01 of net realized loss on investment transactions that were offset by a capital contribution by affiliate.
    Without the effect of the capital contribution, the Series' total return would have been 1.88%.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-87

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Report of Independent Accountants          CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Money Market Series (the "Fund", one of the portfolios constituting Prudential California Municipal Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
--------------------------------------------------------------------------------
                                       B-88

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Federal Income Tax Information (Unaudited) CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1998) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that for the year ended August 31, 1998, dividends paid from net investment income totalling $.03 per share were all federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                                       B-89

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a stratgegy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
               VALUE OF $1.00 INVESTED ON 1/1/26 THROUGH 12/31/97

                           SMALL STOCKS -- $5,519.97
                           COMMON STOCKS -- $1,828.33
                           LONG-TERM BONDS -- $39.07
                            TREASURY BILLS -- $14.25
                               INFLATION -- $9.02

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI)

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.
           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS.

                                      '87      '88      '89      '90      '91      '92      '93      '94      '95      '96
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%
----------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%
----------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%
----------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%
----------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                              35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST AND
LOWEST RETURN PERCENT                 33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7

                                      '97
-----------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                               9.6%
-----------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          9.5%
-----------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                              10.2%
-----------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              12.8%
-----------------------------------
WORLD
GOVERNMENT
BONDS(5)                              (4.3)%
-----------------------------------
-----------------------------------
DIFFERENCE BETWEEN HIGHEST AND
LOWEST RETURN PERCENT                 17.1%

(1)
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)
  SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]
------------------------
Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1997. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential's Money Management Group, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In the PENSIONS AND INVESTMENTS, dated May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)

    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of December 31, 1997 Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------------------
(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1996.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day.

------------------------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

                                     III-2

That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------
(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6) As of December 31, 1994.
(7) As of December 31, 1997.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3